FRANKLIN LARGE CAP VALUE FUND

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of the Franklin Large Cap Value Fund (the “Large Cap Fund”), a series of Franklin Value Investors Trust, scheduled for April 29, 2016, at 10:00 a.m., Pacific time.  These materials discuss a proposal to be voted on at the meeting and contain a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement, and a proxy card.  A proxy card is, in essence, a ballot.  When you complete a proxy card, it tells us how you wish the individual(s) named on your proxy card to vote on important issues relating to the Large Cap Fund.  If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us.  If you simply sign and return a proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the proposal, which is in accordance with the Board of Trustees’ recommendation on page 9 of the Prospectus/Proxy Statement.

We urge you to review carefully the proposal in the Prospectus/Proxy Statement.  Then, fill out the proxy card and return it to us so that we know how you would like to vote.  When shareholders return their proxy cards promptly, additional costs of having to conduct additional mailings may be avoided.  PLEASE COMPLETE, SIGN AND RETURN the proxy card you receive.

We welcome your comments.  If you have any questions, call Fund Information at:

(800) DIAL BEN® or (800) 342-5236.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day.  If your account is eligible, separate instructions are enclosed.

FRANKLIN LARGE CAP VALUE FUND

One Franklin Parkway

San Mateo, California 94403-1906

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on April 29, 2016

To the Shareholders of the Franklin Large Cap Value Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Franklin Large Cap Value Fund (the “Large Cap Fund”), a series of Franklin Value Investors Trust (“FVIT”), will be held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California, on April 29, 2016, at 10:00 a.m., Pacific time.  The Meeting is being called for the following purposes:

1.    To approve an Agreement and Plan of Reorganization (the “Plan”) between FVIT, on behalf of its series, the Large Cap Fund, and Franklin Managed Trust, on behalf of its series, the Franklin Rising Dividends Fund (the “Rising Dividends Fund”), that provides for:  (i) the acquisition of substantially all of the assets of the Large Cap Fund by the Rising Dividends Fund in exchange solely for shares of the Rising Dividends Fund, (ii) the distribution of such shares to the shareholders of the Large Cap Fund, and (iii) the complete liquidation and dissolution of the Large Cap Fund.

2.    To transact such other business as may properly come before the Meeting.

A copy of the form of the Plan, which more completely sets forth the transaction proposed for the Large Cap Fund, is attached as Exhibit A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on January 20, 2016 are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting.

By Order of the Board of Trustees,

Steven J. Gray

Secretary

March 1, 2016

You are invited to attend the Meeting, but if you cannot do so, the Board of Trustees of FVIT, on behalf of the Large Cap Fund, urges you to complete, date, sign and return the enclosed proxy card in the enclosed postage-paid return envelope.  It is important that you return your signed proxy card promptly so that a quorum may be ensured at the Meeting.  You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy card, by giving written notice of revocation to the Large Cap Fund at any time before the proxy is exercised, or by voting in person at the Meeting.  You also may be able to vote by touch-tone telephone by calling the telephone number printed on your proxy card and following the recorded instructions.  In addition, if your account is eligible, you may also vote through the internet by visiting the website printed on your proxy card and following the online instructions.

Prospectus/Proxy Statement

When reading this Prospectus/Proxy Statement, you will notice that certain terms are capitalized.  The more significant of those capitalized terms are explained in our glossary section at the back of the Prospectus/Proxy Statement.

TABLE OF CONTENTS

Page

Cover Page                                                                                                                        Cover

SUMMARY

What am I being asked to vote upon?

What will happen if the shareholders approve the Plan?

How will the Transaction affect me?

What are the federal income tax consequences of the Transaction?

How do the distribution and purchase procedures of the Funds compare?

How do the redemption procedures and exchange privileges of the Funds compare?

What is the anticipated timing of the Transaction?

What happens if the Transaction is not approved?

How will shareholder voting be handled?

What is the FVIT Board’s recommendation regarding the proposal?

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment goals, strategies, and policies of the Funds?

How do the principal investment risks of the Funds compare?

What are the distribution and purchase procedures of the Funds?

What are the redemption procedures and exchange privileges of the Funds?

Who manages the Funds?

What are the Funds’ investment management fees?

What are the fees and expenses of each Fund and what might they be after the Transaction?

How do the performance records of the Funds compare?

Where can I find more financial and performance information about the Funds?

What are other key features of the Funds?

iii

REASONS FOR THE TRANSACTION

INFORMATION ABOUT THE TRANSACTION

How will the Transaction be carried out?

Who will pay the expenses of the Transaction?

What should I know about the Rising Dividends Fund Shares?

What are the capitalizations of the Funds and what might the Rising Dividends Fund’s capitalization be after the Transaction?

COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS

How do the investment goals, strategies, policies and risks of the Funds compare?

How do the fundamental investment policies of the Funds differ?

What are the principal risk factors associated with investments in the Funds?

FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

INFORMATION ABOUT THE FUNDS

FURTHER INFORMATION ABOUT THE FUNDS

VOTING INFORMATION

How many votes are necessary to approve the Plan?

How do I ensure my vote is accurately recorded?

May I revoke my proxy?

What other matters will be voted upon at the Meeting?

Who is entitled to vote?

How will proxies be solicited?

Are there dissenters’ rights?

PRINCIPAL HOLDERS OF SHARES

SHAREHOLDER PROPOSALS

ADJOURNMENT

GLOSSARY

EXHIBITS TO THE PROSPECTUS/PROXY STATEMENT

A.  Form of Agreement and Plan of Reorganization

B.  Principal Holders of Securities

iv

PROSPECTUS/PROXY STATEMENT

Dated March 1, 2016

Acquisition of Substantially All of the Assets of

FRANKLIN LARGE CAP VALUE FUND

(a series of Franklin Value Investors Trust)

By and in Exchange for Shares of

FRANKLIN RISING DIVIDENDS FUND

(a series of Franklin Managed Trust)

This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of the Franklin Large Cap Value Fund (the “Large Cap Fund”), a series of Franklin Value Investors Trust (“FVIT”).  At the Meeting, shareholders of the Large Cap Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”).  If the Large Cap Fund’s shareholders vote to approve the Plan, substantially all of the assets of the Large Cap Fund will be acquired by the Franklin Rising Dividends Fund (the “Rising Dividends Fund”), a series of Franklin Managed Trust (“FMT,” and together with FVIT, the “Trusts,” or individually, a “Trust”), in exchange for Class A, Class C, Class R, Class R6 and Advisor Class shares of the Rising Dividends Fund.

The principal offices of the Trusts are located at One Franklin Parkway, San Mateo, California  94403-1906.  You can reach the offices of the Trusts by calling (800) 342-5236.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The Meeting will be held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California, on April 29, 2016, at 10:00 a.m., Pacific time.  The Board of Trustees of FVIT (the “FVIT Board”), on behalf of the Large Cap Fund, is soliciting these proxies.  This Prospectus/Proxy Statement will first be sent to shareholders on or about March 1, 2016.

If the Large Cap Fund’s shareholders vote to approve the Plan, you will receive Class A, Class C, Class R, Class R6 and Advisor Class shares of the Rising Dividends Fund with an aggregate net asset value (“NAV”) equivalent to your investment in Class A, Class C, Class R, Class R6 and Advisor Class shares, respectively, of the Large Cap Fund.  The Large Cap Fund will then be liquidated and dissolved.

The Large Cap Fund and the Rising Dividends Fund (each, a “Fund” and, collectively, the “Funds”) have identical investment goals, but have some differences in principal investment strategies and risks.  Each Fund’s investment goal is long-term capital appreciation.  For the Rising Dividends Fund, preservation of capital, while not a goal, is also an important consideration.

This Prospectus/Proxy Statement includes information about the Plan and the Rising Dividends Fund that you should know before voting on the Plan, which, if approved, could result in your investment in the Rising Dividends Fund.  You should retain this Prospectus/Proxy Statement for future reference.  Additional information about the Large Cap Fund and the Rising Dividends Fund and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents:

•      The Prospectus dated March 1, 2016 of the Large Cap Fund – Class A, Class C, Class R, Class R6 and Advisor Class shares (the “Large Cap Fund Prospectus”), which is incorporated herein by reference and considered a part of this Prospectus/Proxy Statement.

•      The Prospectus dated February 1, 2016 of the Rising Dividends Fund – Class A, Class C, Class R, Class R6 and Advisor Class, as supplemented to date (the “Rising Dividends Fund Prospectus”), which is enclosed herewith, incorporated herein by reference and considered a part of this Prospectus/Proxy Statement.

•      A Statement of Additional Information (“SAI”) dated March 1, 2016, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated herein by reference and considered a part of this Prospectus/Proxy Statement.

You may request a free copy of the SAI relating to this Prospectus/Proxy Statement, the Large Cap Fund Prospectus or the Rising Dividends Fund Prospectus without charge by calling (800) DIAL-BEN or by writing to Franklin Templeton Investments at One Franklin Parkway, San Mateo, CA 94403-1906.

SUMMARY

This is only a summary of certain information contained in this Prospectus/Proxy Statement.  You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of the Plan (attached as Exhibit A) and the Rising Dividends Fund Prospectus (enclosed).

What am I being asked to vote upon?

Shareholders of the Large Cap Fund are being asked to approve the Plan, which provides for:  (1) the acquisition of substantially all of the assets of the Large Cap Fund by the Rising Dividends Fund in exchange solely for shares of the Rising Dividends Fund, (2) the distribution of such shares to the shareholders of the Large Cap Fund, and (3) the complete liquidation and dissolution of the Large Cap Fund.

What will happen if the shareholders approve the Plan?

If the Large Cap Fund’s shareholders vote to approve the Plan, shareholders of the Large Cap Fund will become shareholders of the Rising Dividends Fund on or about May 20, 2016 and will no longer be shareholders of the Large Cap Fund.  Shareholders of the Large Cap Fund will receive Class A, Class C, Class R, Class R6 and Advisor Class shares of the Rising Dividends Fund (“Rising Dividends Fund Shares”) with an aggregate NAV equivalent to their investment in the corresponding class of shares of the Large Cap Fund.

In particular, the Plan provides that (1) substantially all of the assets of the Large Cap Fund will be acquired by the Rising Dividends Fund in exchange for Rising Dividends Fund Shares; and (2) the Rising Dividends Fund Shares received by the Large Cap Fund in the exchange will then be distributed to shareholders of the corresponding class of shares of the Large Cap Fund.  Because the Funds have different NAVs per share, the number of the Rising Dividends Fund Shares that you receive will likely be different than the number of shares of the Large Cap Fund that you own, but the total value of your investment will be the same immediately before and after the exchange.  After the Rising Dividends Fund Shares are distributed to the Large Cap Fund’s shareholders, the Large Cap Fund will be completely liquidated and dissolved.  (The proposed transaction is referred to in this Prospectus/Proxy Statement as the “Transaction.”)

For more information concerning the similarities regarding the share purchase, redemption and exchange procedures of the Funds, please see “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the distribution and purchase procedures of the Funds?” and “– What are the redemption procedures and exchange privileges of the Funds?”

How will the Transaction affect me?

If the Transaction is completed, you will cease to be a shareholder of the Large Cap Fund and will become a shareholder of the Rising Dividends Fund.  Summarized below are some of the considerations for deciding whether to approve the Plan:

Investment Goals, Strategies, Policies and Risks.  The investment goal of both Funds is long-term capital appreciation.  For the Rising Dividends Fund, preservation of capital, while not a goal, also is an important consideration.

Both Funds generally invest in common stocks.  Under normal market conditions, the Large Cap Fund invests at least 80% of its net assets in investments (predominantly, common stocks) of large-capitalization companies, which the Large Cap Fund considers to be companies with market capitalizations that are similar in size to those in the Russell 1000® Index at the time of purchase.  As of the most recently available reconstitution, the market capitalizations of companies in the Russell 1000® Index ranged from approximately $2.4 billion to $750.5 billion.   The Rising Dividends Fund may invest in companies of any size and may invest a substantial portion of its assets in the securities of smaller and midsize companies.  However, as of December 31, 2015, like the Large Cap Fund, all or substantially all of the issuers in the Rising Dividends Fund’s portfolio had market capitalizations that are similar in size to those in the Russell 1000® Index.  As of December 31, 2015, the Large Cap Fund’s portfolio had a weighted average market capitalization of $68.2 billion and a median market capitalization of $25.6 billion, and the Rising Dividends Fund’s portfolio had a weighted average market capitalization of $81.6 billion and a median market capitalization of $26.8 billion.

The Large Cap Fund generally invests in equity securities that the investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation, whereas the Rising Dividends Fund normally invests at least 80% of its net assets in investments (primarily, common stocks) of companies that have paid consistently rising dividends, which include companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years.

For both Funds, Franklin Advisory Services, LLC (“FAS” or the “Investment Manager”) serves as investment manager and uses a “bottom-up” stock selection process.  The Large Cap Fund’s investment selection process focuses on value oriented companies, whereas the Rising Dividends Fund’s investment selection process focuses on growth oriented companies and incorporates value oriented analysis, which results in investments in both growth and value stocks, or in stocks with characteristics of both.  Each Fund may invest up to 25% of its total assets in foreign securities.

Because both Funds are actively managed, invest principally in common stocks and have the ability to invest in foreign equity securities, both Funds are subject to management, market and foreign securities principal investment risks.  The Rising Dividends Fund also is subject to the risks associated with investing in dividend-oriented companies and with focusing on certain types of investments.  Although the Rising Dividends Fund is permitted to invest in companies of any size and, therefore, may be subject to a greater degree of smaller and midsize companies risk, as of December 31, 2015, all or substantially all of both Funds’ portfolios (except for cash) were invested in companies with market capitalizations that are similar in size to those in the Russell 1000® Index, and the Funds’ portfolios had generally similar weighted average and median market capitalizations.  The Large Cap Fund is subject to value-style investing risk, while the Rising Dividends Fund is subject to the risks of investments in both growth and value stocks.

For a more complete discussion, see the sections below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ Are there any significant differences between the investment goals, strategies, and policies of the Funds?” and “– How do the principal investment risks of the Funds compare?” and “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – How do the fundamental investment policies of the Funds differ?” and “– What are the principal investment risks associated with investments in the Funds?”

Potential Cost Savings.  As shown in the table below, the total annual operating expenses of the Rising Dividends Fund Shares are less than those of the corresponding share class of the Large Cap Fund.  The following table compares the annualized net expense ratio for each class of shares of the Rising Dividends Fund that will be received by shareholders of the Large Cap Fund in connection with the Transaction, based on the Rising Dividends Fund’s fiscal year ended September 30, 2015, with those of the corresponding class of shares of the Large Cap Fund, based on its fiscal year ended October 31, 2015.

ANNUAL FUND OPERATING EXPENSES1

Share Class	Large Cap Fund	Rising Dividends Fund
Class A	1.28%	0.92%
Class C	2.03%	1.67%
Class R	1.53%	1.17%
Class R6	0.84%	0.52%
Advisor Class	1.03%	0.67%

1      Expense ratios reflect annual fund operating expenses for October 31, 2015 for the Large Cap Fund and September 30, 2015 for the Rising Dividends Fund, the most recent fiscal year for each Fund (as reflected in each Fund’s annual report to shareholders).  The expense ratios have been audited.

As of December 31, 2015, the Rising Dividends Fund had a significantly larger asset base (approximately $15.9 billion) than the Large Cap Fund (approximately $196 million).  The Transaction is not projected to have a material impact on the expense ratio of the Rising Dividends Fund.

For a more detailed comparison of the Funds’ fees and expenses, see the sections below captioned “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the Funds’ investment management fees?” and “‒ What are the fees and expenses of each of the Funds and what might they be after the Transaction?”

In evaluating the Transaction, shareholders may also wish to consider the following:

Management Fee Structure.  Both Funds are currently subjected to an asset based management fee.  The Funds have the same investment management fee rate on net assets up to and including $500 million, but the Rising Dividends Fund’s investment management fee rate is lower than the Large Cap Fund’s investment management fee rate at all net asset levels over $500 million and up to $21.5 billion.  For more information on the Funds’ investment management fees, see the section titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the Funds’ investment management fees?”

Better Relative Overall Past Performance.  As shown in the table below, the Rising Dividends Fund has outperformed the Large Cap Fund for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2015.  The average total return figures for Class A shares at NAV (without sales charges) for both Funds as of December 31, 2015 are shown below.

Average Annual Total Return (at NAV)	Large Cap Fund Class A (without sales charges)	Rising Dividends Fund Class A (without sales charges)
1 Year	-7.96%	-3.54%
3 Years	10.34%	11.02%
5 Years	7.45%	10.10%
10 Years	3.94%	6.46%
Since Inception	5.62% (6/1/00)	9.00% (1/14/87)

More detailed performance information (including the performance of the Funds’ other share classes) is included below under the section titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ How do the performance records of the Funds compare?”  Performance for the Funds’ other share classes differs only to the extent that the classes do not have the same expenses because the shares are invested in the same portfolio of securities.

Costs of the Transaction.  Each Fund will pay 25% of the expenses of the Transaction, including proxy solicitation costs.  FAS will pay the remaining 50% of such expenses.  The total amount of the expenses for the Transaction is estimated to be approximately $176,450.

What are the federal income tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes, and the delivery of a legal opinion to that effect is a condition of closing the Transaction, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position.  This means that, subject to the limited exceptions described below under the heading “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION,” the shareholders of the Large Cap Fund will recognize no income, gain or loss for federal income tax purposes upon the exchange of all of their shares in the Large Cap Fund for shares in the Rising Dividends Fund.  The Investment Manager currently estimates that a small portion of the Large Cap Fund’s portfolio assets may be sold before the closing of the Transaction as part of a portfolio repositioning and separate from normal portfolio turnover.  The sale of a small portion of the Large Cap Fund’s portfolio assets prior to the closing of the Transaction is not anticipated to result in any material amounts of capital gains being distributed to shareholders.  After the closing of the Transaction, it is expected that a portion of the Large Cap Fund’s portfolio assets may be sold in the ordinary course of business.  Given the relative sizes of the Large Cap Fund ($196 million) and the Rising Dividends Fund ($15.9 billion) as of December 31, 2015, it is not anticipated that the sale of a portion of the former Large Cap Fund’s portfolio assets after the closing of the Transaction should result in any material amounts of capital gains to be distributed to shareholders.  Shareholders should consult their tax adviser about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this Prospectus/Proxy Statement relates only to the federal income tax consequences of the Transaction.  For more information, please see the section titled “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION.”

How do the distribution and purchase procedures of the Funds compare?

Shares of the Large Cap Fund and the Rising Dividends Fund are sold on a continuous basis by Franklin Templeton Distributors, Inc. (“Distributors”).  Distribution and purchase procedures are the same for each Fund.

For a more complete discussion, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the distribution and purchase procedures of the Funds?”

How do the redemption procedures and exchange privileges of the Funds compare?

The Funds have the same redemption procedures and exchange privileges.

For a more complete discussion, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the redemption procedures and exchange privileges of the Funds?”

What is the anticipated timing of the Transaction?

The Meeting is scheduled to occur on April 29, 2016.  If all necessary approvals are obtained, the Transaction will likely be completed on or about May 20, 2016.

What happens if the Transaction is not approved?

If the Transaction is not approved by the Large Cap Fund’s shareholders or does not close for any reason, such shareholders will remain shareholders of the Large Cap Fund, and the Large Cap Fund will continue to operate.  The FVIT Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the Large Cap Fund.

How will shareholder voting be handled?

Shareholders who own shares of the Large Cap Fund at the close of business on January 20, 2016 (the “Record Date”) will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold.  Approval of the Transaction by the Large Cap Fund requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Large Cap Fund or (ii) 67% or more of the outstanding shares of the Large Cap Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Large Cap Fund are present or represented by proxy (a “1940 Act Majority Vote”).  Boston Financial Data Services has been retained by the Large Cap Fund to collect and tabulate shareholder votes.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement.  You may place your vote by completing, signing, and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or via the Internet by following the online instructions.  If you vote by any of these methods, the persons appointed as proxies will officially cast your votes at the Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting.  You may also attend the Meeting and cast your vote in person at the Meeting.  For more details about shareholder voting, see the “VOTING INFORMATION” section of this Prospectus/Proxy Statement.

What is the FVIT Board’s recommendation regarding the proposal?

At a meeting held on December 4, 2015, the FVIT Board, on behalf of the Large Cap Fund, considered the proposal to reorganize the Large Cap Fund with and into the Rising Dividends Fund, approved the Plan, and voted to recommend that shareholders of the Large Cap Fund vote to approve the Plan.  For the reasons set forth in the “REASONS FOR THE TRANSACTION” section of this Prospectus/Proxy Statement, the FVIT Board, including the Independent Trustees, has determined that participation in the Transaction is in the best interests of the Large Cap Fund.  The FVIT Board also concluded that no dilution in value would result to the shareholders of the Large Cap Fund as a result of the Transaction.

THE FVIT BOARD, ON BEHALF OF THE LARGE CAP FUND, RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment goals, strategies, and policies of the Funds?

The investment goals of the Funds are identical, but there are some differences in principal investment strategies and risks.

Identical Investment Goals.  Each Fund’s investment goal is long-term capital appreciation.  While not a goal, preservation of capital is also an important consideration for the Rising Dividends Fund.

Principal Investment Strategies.  Both Funds generally invest in common stocks.  Under normal market conditions, the Large Cap Fund invests at least 80% of its net assets in investments (predominantly, common stock) of large-capitalization companies, which the Large Cap Fund considers to be companies with market capitalizations that are similar in size to those in the Russell 1000® Index at the time of purchase.  As of the most recently available reconstitution, the market capitalizations of companies in the Russell 1000® Index ranged from approximately $2.4 billion to $750.5 billion.  The Large Cap Fund generally invests in equity securities that FAS believes are undervalued at the time of purchase and have the potential for capital appreciation, including securities of companies that may be considered out of favor, such as those attempting to recover from bankruptcy, business setbacks or adverse events (turnarounds) or cyclical downturns, or that may be considered potential takeover targets.

Under normal market conditions, the Rising Dividends Fund invests at least 80% of its net assets in investments (primarily, common stock) of companies that have paid consistently rising dividends, which include companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years. The Rising Dividends Fund may invest in companies of any size and may invest a substantial portion of its assets in the securities of smaller and midsize companies.  Under normal market conditions, the Rising Dividends Fund invests at least 65% of its net assets in securities of companies that have:  consistently increased (and not decreased) dividends in at least 8 out of the last 10 years; increased dividends by at least 100% over the last 10 years; reinvested earnings, paying out less than 65% of current earnings in dividends (except for utility companies); either long-term debt that is no more than 50% of total capitalization (except for utility companies) or senior debt that has been rated investment grade by at least one of the major bond rating organizations; and attractive prices, either: (1) in the lower half of the stock’s price/earnings ratio range for the past 10 years; or (2) less than the price/earnings ratio of the S&P 500 Index at the time of purchase.  Although FAS searches for investments that it believes to meet the criteria across all sectors, from time to time, based on economic conditions, the Rising Dividends Fund may have significant positions in particular sectors including, for example, health care and industrials.

For both Funds, FAS uses a “bottom-up” stock selection process.  The Large Cap Fund’s investment selection process focuses on value oriented companies, whereas the Rising Dividends Fund’s investment selection process focuses on growth oriented companies and incorporates value oriented analysis, which results in investments in both growth and value stocks, or in stocks with characteristics of both.  Both Funds may invest up to 25% of their total assets in foreign securities and may invest in convertible securities.

As a result of the differences in the Funds’ investment strategies, if the Transaction is approved, former shareholders of the Large Cap Fund will be invested in a Fund with a higher level of investments in companies that have historically paid regular dividends, including growth oriented companies.  Former shareholders of the Large Cap Fund also will be invested in a Fund that is permitted to invest in companies of any size, although as of December 31, 2015, all or substantially all of both Funds’ portfolios (except for cash) were invested in companies with market capitalizations that are similar in size to those in the Russell 1000® Index, and the Funds’ portfolios had generally similar weighted average and median market capitalizations.

Fundamental Investment Policies. The fundamental investment policies of the Large Cap Fund and the Rising Dividends Fund regarding borrowing money, acting as an underwriter, making loans, purchasing or selling real estate or physical commodities, issuing senior securities, concentrating in an industry, and diversifying among issuers are the same.

Repositioning of the Large Cap Value Fund’s Portfolio Assets.  The Investment Manager currently estimates that a small portion of the Large Cap Fund’s portfolio assets may be sold before the closing of the Transaction as part of a portfolio repositioning and separate from normal portfolio turnover.  The sale of a small portion of the Large Cap Fund’s portfolio assets prior to the closing of the Transaction is not anticipated to result in any material amounts of capital gains being distributed to shareholders.  After the closing of the Transaction, it is expected that a portion of the Large Cap Fund’s portfolio assets may be sold in the ordinary course of business.  If the sale of such portfolio assets occurs after the closing of the Transaction, the ability of the combined Rising Dividends Fund to fully utilize the Large Cap Fund’s capital loss carryovers, if any as of the closing, to offset the resulting capital gain may be limited as described below, in which case shareholders of the Rising Dividends Fund may receive a greater amount of capital gain distributions than they would have received had the Transaction not occurred. However, given the relative sizes of the Large Cap Fund ($196 million) and the Rising Dividends Fund ($15.9 billion) as of December 31, 2015, it is not anticipated that the sale of a portion of the former Large Cap Fund’s portfolio assets after the closing of the Transaction should result in any material amounts of capital gains to be distributed to shareholders. Transaction costs also may be incurred due to the repositioning of the portfolio.  Management, however, believes that these portfolio transaction costs will be immaterial in amount.

For more information about the investment goals, strategies and policies of the Funds, and about the repositioning of the Large Cap Fund’s portfolio assets, please see the sections titled “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – How do the investment goals, strategies, policies and risks of the Funds compare?” and “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION – Repositioning of the Large Cap Fund’s Portfolio Assets,” respectively.

How do the principal investment risks of the Funds compare?

Investments in both Funds involve risks common to most mutual funds.  You could lose money by investing in either Fund.  As shown below, the Rising Dividends Fund may be subject to a greater degree of the risks of focusing its investments on issuers that have paid regular dividends or distributions to shareholders.  In addition, because the Rising Dividends Fund is permitted to invest in companies of any size, the Fund may be subject to a greater degree of smaller and midsize companies risk.  However, as noted above, as of December 31, 2015, all or substantially all of both Funds’ portfolios (except for cash) were invested in companies with market capitalizations that are similar in size to those in the Russell 1000® Index, and the Funds’ portfolios had generally similar weighted average and median market capitalizations.

Large Cap Fund	Rising Dividends Fund
Market Value Style Investing Foreign Securities Management	Market Investing Style Dividend-Oriented Companies Smaller and Midsize Companies Focus Foreign Securities Management

For more information about the principal investment risks of the Large Cap Fund and the Rising Dividends Fund, please see the section titled “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – What are the principal investment risks associated with investments in the Funds?”

What are the distribution and purchase procedures of the Funds?

Shares of each Fund are sold on a continuous basis by Distributors.  Class A shares of each Fund are generally sold at NAV per share plus a sales charge.  The maximum front-end sales charge imposed on purchases of Class A shares of each Fund is 5.75%, with reduced charges for purchases of $50,000 or more, and no front-end sales charge for purchases of $1 million or more.  There is a 1.00% contingent deferred sales charge (“CDSC”) for purchases of $1 million or more if shares are sold within 18 months of purchase.  Class C shares are generally subject to a 1.00% CDSC on shares sold within 12 months of purchase.  Class R, Class R6 and Advisor Class shares of each Fund are not subject to a sales charge.

Holders of Class A shares of the Large Cap Fund will not be assessed a sales charge on their receipt of the Rising Dividends Fund’s Class A shares in connection with the Transaction.  No CDSC will be charged to the Large Cap Fund’s shareholders in connection with the exchange of their shares pursuant to the terms of the Transaction.  Additional information and specific instructions explaining how to buy shares of each Fund are outlined in the Rising Dividends Fund Prospectus and the Large Cap Fund Prospectus under the heading “Your Account.”

What are the redemption procedures and exchange privileges of the Funds?

Each Fund offers the same redemption features pursuant to which redemption proceeds are remitted by check after prompt receipt of proper documents, including signature guarantees under certain circumstances.  Each Fund has the same exchange privileges.  Shares of each Fund may be redeemed at their respective NAV per share subject to any applicable CDSC.  However, for purchases of $1 million or more, redemptions of Class A shares of a Fund that were purchased without an initial sales charge generally are subject to a 1.00% CDSC if redeemed within 18 months of their purchase.  Class C shares generally are subject to a 1.00% CDSC if redeemed within 12 months of their purchase.  Class R, Class R6 and Advisor Class shares of each Fund are not subject to a CDSC.

Additional information and specific instructions explaining how to redeem and exchange shares of each Fund are outlined in the Large Cap Fund Prospectus and the Rising Dividends Fund Prospectus under the heading “Your Account.”  Each Fund’s prospectus also lists, under the heading “Questions,” phone numbers for you to call if you have any questions about your account.

Who manages the Funds?

A board of trustees provides general oversight of the business and affairs of each Fund but is not involved in day to day management or stock selection.  Each Fund is a diversified series of its Trust.  FVIT and FMT are each an open-end management investment company, commonly called a mutual fund, registered with the SEC.

Investment Manager.  FAS, 55 Challenger Road, Suite 501, Ridgefield Park, New Jersey 07660, serves as the investment manager for both Funds.  FAS is an indirect, wholly owned subsidiary of  Franklin Resources, Inc. (“FRI”).  FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, California 94404-1906.  FAS and its affiliates serve as investment manager or administrator to 44 registered investment companies, with approximately 163 U.S.-based funds or series.  Franklin Templeton Investments had over $790 billion in assets under management as of November 30, 2015.  Charles B. Johnson (former Chairman and Director of FRI) and Rupert H. Johnson, Jr. are principal shareholders of FRI.

Fund Management Teams.  The Large Cap Fund is managed by a team of dedicated professionals focused on investments in equity securities, and the Rising Dividends Fund is managed by a team of dedicated professionals focused on securities of companies that have paid consistently rising dividends.  The portfolio managers have responsibility for the day-to-day management of the Funds and operate as a team to develop ideas and implement investment strategies for the Funds.

Large Cap Fund Management Team	Rising Dividends Fund Management Team

William J. Lippman, Portfolio Manager of FAS. Mr. Lippman has primary responsibility for the investments of the Large Cap Fund. He has final authority over all aspects of the Large Cap Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Jakov Stipanov, CFA, Senior Vice President of FAS.  Mr. Stipanov is a portfolio manager of the Large Cap Fund, providing support to the lead portfolio manager as needed. Mr. Stipanov has been a portfolio manager of the Large Cap Fund since May 2014. He joined Franklin Templeton Investments in 2010.

Donald G. Taylor, CPA, President and Chief Investment Officer of FAS.  Mr. Taylor is a portfolio manager of the Large Cap Fund, providing support to the lead portfolio manager as needed.  Mr. Taylor has been a portfolio manager of the Large Cap Fund since inception. He joined Franklin Templeton Investments in 1996.

Bruce C. Baughman, CPA, Senior Vice President of FAS.  Mr. Baughman is a portfolio manager of the Large Cap Fund, providing support to the lead portfolio manager as needed. Mr. Baughman has been a portfolio manager of the Large Cap Fund since inception. He joined Franklin Templeton Investments in 1988.

Donald G. Taylor, CPA, President and Chief Investment Officer of FAS.

Mr. Taylor has been a portfolio manager of the Rising Dividends Fund since 1996 and assumed duties of lead portfolio manager of the Fund in 1999. He has primary responsibility for the investments of the Rising Dividends Fund. He has final authority over all aspects of the Rising Dividends Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1996.

Nicholas P.B. Getaz, CFA, Portfolio Manager of FAS.  Mr. Getaz has been portfolio manager of the Rising Dividends Fund since 2014, providing support to the lead portfolio manager as needed. He joined Franklin Templeton Investments in 2011.

Bruce C. Baughman, CPA, Senior Vice President of FAS.  Mr. Baughman has been a portfolio manager of the Rising Dividends Fund since its inception, providing support to the lead portfolio manager as needed. He joined Franklin Templeton Investments in 1988.

The current members of the Rising Dividends Fund’s management team are expected to continue to manage the Rising Dividends Fund after the Transaction.  The SAI for the Large Cap Fund dated March 1, 2016 (the “Large Cap Fund SAI”) and the SAI for the Rising Dividends Fund dated February 1, 2016, as supplemented to date (the “Rising Dividends Fund SAI”), provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.  For information on how to obtain a copy of the Large Cap Fund SAI and the Rising Dividends Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

What are the Funds’ investment management fees?

Currently, the investment management fee paid by the Rising Dividends Fund is lower than the investment management fee paid by the Large Cap Fund.  The overall annual investment management fee for the Rising Dividends Fund is currently 0.50%.  The overall annual investment management fee for the Large Cap Fund is currently 0.75%.  As shown in the table below, the Funds have the same investment management fee rate on net assets up to and including $500 million.  Thereafter, the Rising Dividends Fund’s investment management fee rate is lower than the Large Cap Fund’s investment management fee rate at all net asset levels over $500 million and up to $21.5 billion.  The Large Cap Fund has a slightly lower management fee rate for the portion of its net assets over $21.5 billion.  The Large Cap Fund’s shareholders are expected to experience a reduction in the overall total expense ratio that applies to their investment if the Large Cap Fund is reorganized into the Rising Dividends Fund.

Large Cap Fund	Rising Dividends Fund
0.750% of the value of net assets up to and including $500 million;	0.750% of the value of net assets up to and including $500 million;
0.650% of the value of net assets over $500 million up to and including $1 billion;	0.625% of the value of net assets over $500 million up to and including $1 billion;
0.600% of the value of net assets over $1 billion up to and including $1.5 billion;	0.500% of the value of net assets over $1 billion up to and including $5 billion;
0.550% of the value of net assets over $1.5 billion up to and including $6.5 billion;	0.490% of the value of net assets over $5 billion and not over $10 billion; and
0.525% of the value of net assets over $6.5 billion up to and including $11.5 billion;	0.480% of the value of net assets in excess of $10 billion.
0.500% of the value of net assets over $11.5 billion up to and including $16.5 billion;
0.490% of the value of net assets over $16.5 billion up to and including $19 billion;
0.480% of the value of net assets over $19 billion up to and including $21.5 billion; and
0.470% of the value of net assets over $21.5 billion.

For the fiscal year ended October 31, 2015, the Large Cap Fund paid FAS investment management fees of $1,641,772.  For the fiscal year ended September 30, 2015, the Rising Dividends Fund paid FAS investment management fees of $84,935,629.  A discussion regarding the basis for the FVIT Board approving the investment management agreement with FAS for the Large Cap Fund is available in the Semi-Annual Report to Shareholders for the period ended April 30, 2015.  A discussion regarding the basis for the Board of Trustees of FMT (the “FMT Board”) approving the investment management agreement with FAS for the Rising Dividends Fund is available in the Semi-Annual Report to Shareholders for the period ended March 31, 2015.

Each Fund has an investment management arrangement that includes both investment management and administrative services.  The Funds’ investment management agreements are similar in most material respects, although there are several differences, including that the Rising Dividends Fund’s investment management agreement:  (i) does not explicitly state that proxy voting decisions with respect to the Fund’s portfolio securities are made by FAS, unless the Fund’s Board determines otherwise; (ii) does not require the Fund to pay its portion of any applicable legal fees associated with any litigation against an issuer brought by FAS on behalf of the Fund; and (iii) requires the Fund to pay FAS a separate fee of $40,000 per year for the performance of certain accounting, bookkeeping and recordkeeping functions.

FAS has subcontracted with Franklin Templeton Services, LLC (“FT Services”) to provide administrative services and facilities to the Funds.  For such services, FAS pays FT Services an administrative fee out of its investment management fees from each Fund.

What are the fees and expenses of each Fund and what might they be after the Transaction?

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.  The tables also show the estimated fees and expenses of the Rising Dividends Fund, assuming that shareholders of the Large Cap Fund approve the Plan and that the Transaction had been completed as of the beginning of the Rising Dividends Fund’s last completed fiscal year.  The purpose of the tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a shareholder of the Rising Dividends Fund.

You will not pay any initial or deferred sales charge in connection with the Transaction.

TABLE OF SHAREHOLDER FEES (both Funds)

The following table shows shareholder fees paid directly from a new investment, which will remain the same after the Transaction.  You will not pay these charges in connection with the Transaction.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class R6	Advisor Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None[1]	1.00%	None	None	None

1   There is a 1.00% CDSC that applies to investments of $1 million or more and purchases by certain retirement plans without an initial sales charge.

ANNUAL OPERATING EXPENSE TABLE FOR CLASS A, CLASS C, CLASS R, CLASS R6 AND ADVISOR CLASS SHARES OF THE FUNDS AND PROJECTED EXPENSES AFTER THE TRANSACTION

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)[1]	Large Cap Fund (Class A)	Rising Dividends Fund (Class A)	Pro Forma[3] Rising Dividends Fund (Class A)
Management fees	0.75%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%[2]	0.25%	0.25%
Other expenses	0.28%	0.17%	0.17%
Total annual Fund operating expenses	1.28%	0.92%	0.92%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)[1]	Large Cap Fund (Class C)	Rising Dividends Fund (Class C)	Pro Forma[3] Rising Dividends Fund (Class C)
Management fees	0.75%	0.50%	0.50%
Distribution and service (12b-1) fees	1.00%	1.00%	1.00%
Other expenses	0.28%	0.17%	0.17%
Total annual Fund operating expenses	2.03%	1.67%	1.67%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)[1]	Large Cap Fund (Class R)	Rising Dividends Fund (Class R)	Pro Forma[3] Rising Dividends Fund (Class R)
Management fees	0.75%	0.50%	0.50%
Distribution and service (12b-1) fees	0.50%	0.50%	0.50%
Other expenses	0.28%	0.17%	0.17%
Total annual Fund operating expenses	1.53%	1.17%	1.17%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)[1]	Large Cap Fund (Class R6)	Rising Dividends Fund (Class R6)	Pro Forma[3] Rising Dividends Fund (Class R6)
Management fees	0.75%	0.50%	0.50%
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.09%	0.02%	0.02%
Total annual Fund operating expenses	0.84%	0.52%	0.52%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)[1]	Large Cap Fund (Advisor Class)	Rising Dividends Fund (Advisor Class)	Pro Forma[3] Rising Dividends Fund (Advisor Class)
Management fees	0.75%	0.50%	0.50%
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.28%	0.17%	0.17%
Total annual Fund operating expenses	1.03%	0.67%	0.67%

1  Expense ratios reflect annual fund operating expenses for the fiscal year ended October 31, 2015 for the Large Cap Fund and September 30, 2015 for the Rising Dividends Fund.

2  The distribution and service (12b‑1) fees for the Large Cap Fund’s Class A shares have been restated to reflect the new reduced maximum rate set by the FVIT Board and, as a result, the total annual fund operating expenses differ from the ratio of expenses to average net assets shown in the financial highlights due to a different 12b‑1 fee rate paid in the Large Cap Fund’s most recent fiscal year.

3  Pro forma expenses are based on current and anticipated Rising Dividends Fund expenses as if the Transaction had been effective as of October 1, 2014 and do not include estimated costs of the Transaction of approximately $44,112 to be borne by the Rising Dividends Fund.

Examples

These examples can help you compare the cost of investing in shares of the Large Cap Fund with the cost of investing in a comparable share class of the Rising Dividends Fund, both before and after the Transaction.  The example assumes:

•       You invest $10,000 for the Large Cap Fund and for the Rising Dividends Fund for the periods shown;

•       Your investment has a 5% return each year;

•       The Fund’s operating expenses remain the same, taking into account any contractual waivers for the applicable period; and

•       You sell your shares at the end of the period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund – Class A	$698*	$958	$1,237	$2,031
Rising Dividends Fund – Class A	$664*	$852	$1,056	$1,644
Pro Forma Rising Dividends Fund – Class A (assuming the Transaction is completed)	$664*	$852	$1,056	$1,644
Large Cap Fund – Class C	$306*	$637	$1,093	$2,358
Rising Dividends Fund – Class C	$270*	$527	$908	$1,978
Pro Forma Rising Dividends Fund – Class C (assuming the Transaction is completed)	$270*	$527	$908	$1,978

If you do not sell your Class C Shares:
Large Cap Fund – Class C	$206	$637	$1,093	$2,358
Rising Dividends Fund – Class C	$170	$527	$908	$1,978
Pro Forma Rising Dividends Fund – Class C (assuming the Transaction is completed)	$170	$527	$908	$1,978
Large Cap Fund – Class R	$156	$483	$834	$1,824
Rising Dividends Fund – Class R	$119	$372	$645	$1,422
Pro Forma Rising Dividends Fund – Class R (assuming the Transaction is completed)	$119	$372	$645	$1,422
Large Cap Fund – Class R6	$86	$269	$467	$1,039
Rising Dividends Fund – Class R6	$53	$167	$291	$653
Pro Forma Rising Dividends Fund – Class R6 (assuming the Transaction is completed)	$53	$167	$291	$653
Large Cap Fund – Advisor Class	$105	$328	$569	$1,259
Rising Dividends Fund –Advisor Class	$69	$215	$374	$837
Pro Forma Rising Dividends Fund – Advisor Class (assuming the Transaction is completed)	$69	$215	$374	$837

*      Assumes a CDSC will not apply.

How do the performance records of the Funds compare?

The Rising Dividends Fund has outperformed the Large Cap Fund on an annualized basis over the one-year, five-year, ten-year or since-inception periods, as applicable.  The average annual total returns of Class A, Class C, Class R, Class R6 and Advisor Class shares of the Funds, with and without any applicable sales charges and before taxes, as of December 31, 2015, are shown below.

Average Annual Total Return	1 Year	5 Years	10 Years
Large Cap Fund – Class A (without sales charge)	-7.96%	7.45%	3.94%
Rising Dividends Fund – Class A (without sales charge)	-3.54%	10.10%	6.46%

Large Cap Fund – Class A (with sales charge)	-13.27%	6.19%	3.33%
Rising Dividends Fund – Class A (with sales charge)	-9.09%	8.81%	5.83%

Large Cap Fund – Class C (without sales charge)	-8.59%	6.72%	3.22%
Rising Dividends Fund – Class C (without sales charge)	-4.25%	9.28%	5.67%

Large Cap Fund – Class C (with sales charge)	-9.43%	6.72%	3.22%
Rising Dividends Fund – Class C (with sales charge)	-5.17%	9.28%	5.67%

Large Cap Fund – Class R	-8.19%	7.24%	3.73%
Rising Dividends Fund – Class R	-3.78%	9.83%	6.19%

Large Cap Fund – Class R6	-7.54%	8.04%[1]	N/A
Rising Dividends Fund – Class R6	-3.15%	8.48%[1]	N/A

Large Cap Fund – Advisor Class	-7.72%	7.77%	4.25%
Rising Dividends Fund – Advisor Class	-3.28%	10.38%	6.73%

1      Since inception (5/1/13).

Included in the financial highlights tables located in the Large Cap Fund Prospectus and the Rising Dividends Fund Prospectus are (1) the Large Cap Fund’s total return for the five fiscal years ended October 31, 2015, and (2) the Rising Dividends Fund’s total return for the five fiscal years ended September 30, 2015.

The Funds’ past performance is not necessarily an indication of how the Funds will perform in the future.  You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Where can I find more financial and performance information about the Funds?

The Rising Dividends Fund Prospectus (enclosed), the Large Cap Fund Prospectus, the Rising Dividends Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2015, and the Large Cap Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2015, contain additional financial and performance information about the Funds, including each Fund’s financial performance for the past five years, under the heading “Financial Highlights.”  Additional performance information as of the calendar year ended December 31, 2015 for each Fund, including after-tax return information, is contained in the Fund’s prospectus under the heading “Performance.”  These documents are available free of charge upon request (see the section “INFORMATION ABOUT THE FUNDS”).

What are other key features of the Funds?

Service Providers.  The Funds use the same service providers for the following services:

•        Custody Services.  The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund’s securities and other assets.

•        Transfer Agency Services.  Franklin Templeton Investor Services, LLC, 3344 Quality Drive, Rancho Cordova, CA 95670-7313, an indirect wholly owned subsidiary of FRI, is each Fund’s shareholder servicing agent and acts as the Funds’ transfer agent and dividend-paying agent.

•        Administrative Services.  FT Services, One Franklin Parkway, San Mateo, CA 94403-1906, an indirect wholly owned subsidiary of FRI, has an agreement with FAS to provide certain administrative services and facilities for the Funds.  The administrative services include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

•        Distribution Services.  Distributors, One Franklin Parkway, San Mateo, CA 94403-1906, acts as the principal underwriter in the continuous public offering of each Fund’s shares under the same terms and conditions.

•        Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP (“PwC”), Three Embarcadero Center, San Francisco, CA  94111-4004, serves as each Fund’s independent registered public accounting firm.  The independent registered public accounting firm audits the financial statements included in the Funds’ annual reports to shareholders.

Distribution and Service (12b-1) Fees.  Class A, Class C and Class R shares of each Fund have a distribution or “Rule 12b-1” plan.  Under the Rule 12b-1 plans, the Funds may pay Distributors or others for the expenses of activities that are primarily intended to sell shares of that class.  These expenses may include, among others, service fees paid to securities dealers or others who have executed a servicing agreement with a Fund, Distributors, or their affiliates, and who provide service or account maintenance to shareholders (service fees) and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements.  The distribution and service (12b‑1) fees charged are based only on expenses attributable to that particular class.

Under the Class A Rule 12b-1 Plans for the Funds, the Large Cap Fund may pay up to 0.35% per year and the Rising Dividends Fund may pay up to 0.25% per year of the average daily net assets of Class A shares to those who sell and distribute Class A shares and provide other services to shareholders.  The FVIT Board has set, until further notice, the Class A shares’ distribution and service fees paid by the Large Cap Fund at 0.25% per year of the average daily net assets of Class A shares.  Under the Class C Rule 12b-1 Plans for the Funds, each Fund may pay up to 1.00% per year of the average daily net assets of Class C shares.  Under the Class R Rule 12b-1 Plans for the Funds, each Fund may pay up to 0.50% per year of the average daily net assets of Class R shares.  Class R6 and Advisor Class shares have no Rule 12b-1 plan.  For more information regarding the Rising Dividends Fund’s Rule 12b-1 plans, please see “The Underwriter—Distribution and service (12b-1) fees—Class A, C and R” in the Rising Dividends Fund SAI.

Fiscal Years.  The fiscal year end of the Large Cap Fund is October 31st.  The fiscal year end of the Rising Dividends Fund is September 30th.

Dividends and Distributions.  The Large Cap Fund declares dividends annually from its net investment income, whereas the Rising Dividends Fund declares dividends quarterly.  Both Funds may pay capital gains, if any, at least annually.  The Funds may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.  The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.  Your income dividends and capital gain distributions will be automatically reinvested in additional shares at NAV unless you elect to receive them in cash.

Tax.  The tax implications of an investment in each Fund are generally the same.  For more information about the tax implications of investments in the Funds, see the prospectuses of each Fund under the heading “Distributions and Taxes.”

REASONS FOR THE TRANSACTION

At a meeting of the FVIT Board and FMT Board held on December 4, 2015 (the “December Meeting”), FAS and Distributors (“Management”) recommended to the FVIT Board, on behalf of the Large Cap Fund, and the FMT Board (together with the FVIT Board, the “Boards”), on behalf of the Rising Dividends Fund, that they approve the reorganization of the Large Cap Fund with and into the Rising Dividends Fund.  Management recommended the Transaction because the Funds’ investment goals are identical, their principal investment strategies and principal investment risks have several similarities, and shareholders of the Large Cap Fund would become shareholders of a significantly larger Fund with a lower annual operating expense ratio and better overall historical investment performance on both a total return and risk adjusted basis.

At the December Meeting, the Boards considered and approved the proposed Transaction.  The Independent Trustees were advised on this matter by independent counsel.

The Boards requested and received from FAS written materials containing relevant information about the Rising Dividends Fund and the proposed Transaction, including fee and expense information on an actual and future estimated basis, and comparative performance data of the Large Cap Fund and the Rising Dividends Fund.

The Boards reviewed detailed information about:  (1) the investment goals, strategies and policies of the Funds; (2) the portfolio management of the Funds; (3) the comparability of the investment goals, policies, and investments of the Funds; (4) the comparative short-term and long-term investment performance and risk-adjusted performance of the Funds; (5) the current total expense ratios of each Fund; (6) the relative asset size of each Fund, including the benefits to the Large Cap Fund of joining with a larger fund; (7) FAS’s agreement to pay a portion of the expenses related to the Transaction; (8) the federal income tax consequences of the Transaction to each Fund’s shareholders; and (9) the general characteristics of the Funds.

The Boards considered the potential benefits, risks and costs of the Transaction to shareholders of the Large Cap Fund.  In approving the Transaction, each Board considered the following factors and potential benefits:

Investment Performance.  As shown in more detail above, in “How do the performance records of the Funds compare?,” the Rising Dividends Fund has better overall historical total return performance than the Large Cap Fund on an annualized basis.  The Rising Dividends Fund has outperformed the Large Cap Fund over each of the one-year, five-year, ten-year and/or since inception periods.

Decreased Fund Operating Expenses.  The total expense ratio of each class of shares of the Rising Dividends Fund is lower than the total expense ratio of the corresponding class of the Large Cap Fund.  The investment management fee rate for the Rising Dividends Fund is the same as the investment management fee rate for the Large Cap Fund on net assets up to and including $500 million, but the Rising Dividends Fund’s investment management fee rate is lower than the Large Cap Fund’s investment management fee rate at all net asset levels over $500 million and up to $21.5 billion.

Investment Goals, Policies and Strategies.  Both Funds have the same investment goal, are managed by the same Investment Manager, and invest predominantly in equity securities, mostly common stocks.  The Large Cap Fund invests predominantly in large-capitalization companies and uses a value style of investing, and the Rising Dividends Fund invests predominantly in companies that have paid consistently rising dividends, which may result in investments in both growth and value stocks, or in stocks with characteristics of both. Both Funds may invest up to 25% of their total assets in foreign securities.

The Board considered that with regard to market capitalization and geographic allocation, both Funds invested all or substantially all of their portfolio (except for cash) in companies with market capitalizations that are similar in size to those in the Russell 1000® Index, and had comparable investments in U.S. companies.  The Board also considered that the Funds had a significant number of common holdings, and the Investment Manager’s belief that the shareholders of the Large Cap Fund should not experience a material change in the overall risks of their investment as a result of the Transaction.

Potentially More Attractive Investment.  The Rising Dividends Fund may be more attractive to investors, in part, because its larger asset size may lead to lower per share operating expenses.  As of December 31, 2015, the Rising Dividends Fund had a significantly larger asset base (approximately $15.9 billion) than the Large Cap Fund (approximately $196 million).  Shareholders of the Large Cap Fund could potentially benefit from the growth in assets realized by combining the Funds, because it would allow expenses to be spread over a larger asset base.

Continuity in Service Providers.  If the Transaction is completed, there will be continuity in both service providers and portfolio management with some exceptions.  The Investment Manager, distributor, administrator, transfer agent, custodian, auditors and legal counsel will remain unchanged.  In addition, Donald Taylor and Bruce Baughman serve as portfolio managers of both Funds.  William Lippman and Jakov Stipanov, portfolio managers of the Large Cap Fund, are not portfolio managers of the Rising Dividends Fund and are not expected to become portfolio managers of the Rising Dividends Fund.  Mr. Getaz, who serves as a portfolio manager for the Rising Dividends Fund, does not serve as a portfolio manager for the Large Cap Fund.

Tax-Free Reorganization.  The Transaction is anticipated to be treated as a tax-free reorganization for federal income tax purposes.  For more information, see “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION” below.

Costs of the Transaction.  The Board also considered that the Plan provided that each Fund will pay 25% of the expenses of the Transaction, with FAS paying the remaining 50% of such expenses.  In addition, the Board considered that shareholders of the Rising Dividends Fund could benefit from the Transaction to the extent that the Rising Dividends Fund receives certain securities it would otherwise acquire for its portfolio from the Large Cap Fund without transaction costs.

Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the FVIT Board, on behalf of the Large Cap Fund, and the FMT Board, on behalf of the Rising Dividends Fund, including all of the Independent Trustees, concluded that participation in the Transaction is in the best interests of the Large Cap Fund and the Rising Dividends Fund, respectively, and that no dilution of value would result to the respective shareholders of the Large Cap Fund and the Rising Dividends Fund from the Transaction.  The Boards unanimously approved the Plan on December 4, 2015 and the FVIT Board unanimously recommended that shareholders of the Large Cap Fund vote to approve the Plan.

FOR THE REASONS DISCUSSED ABOVE, THE FVIT BOARD, ON BEHALF OF THE LARGE CAP FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN

INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan.  You should read the form of the Plan, which is attached as Exhibit A to this Prospectus/Proxy Statement, for complete information about the Transaction.

How will the Transaction be carried out?

If the shareholders of the Large Cap Fund approve the Plan, the Transaction will be completed after various conditions are satisfied, including the preparation of certain documents.  If the shareholders of the Large Cap Fund do not approve the Plan, the Transaction will not take place, and the Large Cap Fund will continue to operate as it currently does, and the FVIT Board will consider such other actions as it deems necessary or appropriate.

If the shareholders of the Large Cap Fund approve the Plan, the officers of FVIT and FMT will determine a specific date, called the “closing date,” for the actual Transaction to take place.  The Large Cap Fund will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), to the Rising Dividends Fund on the closing date, which is scheduled to occur on or about May 20, 2016 (the “Closing Date”), but which may occur on an earlier or later date as the officers of FVIT and FMT may mutually agree.  FMT, on behalf of the Rising Dividends Fund, will not assume any liabilities of the Large Cap Fund, whether accrued or contingent, known or unknown, and FVIT, on behalf of the Large Cap Fund, will use its reasonable best efforts to discharge all of its known liabilities.  In exchange, FMT will issue the Rising Dividends Fund Shares that have an aggregate NAV equal to the dollar value of the assets delivered to the Rising Dividends Fund by FVIT, on behalf of the Large Cap Fund.  FVIT, on behalf of the Large Cap Fund, will distribute to Large Cap Fund shareholders the Rising Dividends Fund Shares it receives.  Each shareholder of the Large Cap Fund will receive the Rising Dividends Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Large Cap Fund.  The share transfer books of the Large Cap Fund will be permanently closed as of 1:00 p.m., Pacific time, on the Closing Date.  The Large Cap Fund will accept requests for redemptions only if received in proper form before 1:00 p.m., Pacific time, on the Closing Date.  Requests received after that time will be considered requests to redeem the Rising Dividends Fund Shares.  Prior to the Closing Date, FVIT, on behalf of the Large Cap Fund, will pay or make provision for payment of all its remaining liabilities, if any.  At the closing, each shareholder of record of the Large Cap Fund shall have the right to receive any unpaid dividends or distributions declared prior to the closing, including any declared dividend or distribution, with respect to shares of the Large Cap Fund that such shareholder had on the distribution record date.  The Large Cap Fund will then terminate its existence, liquidate, and dissolve.

The obligations of the Funds under the Plan are subject to various conditions, including:

•     The Rising Dividends Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

•     the shareholders of the Large Cap Fund shall have approved the Transaction; and

•     Both FVIT, on behalf of the Large Cap Fund, and FMT, on behalf of the Rising Dividends Fund, shall have received the tax opinion described below that the consummation of the Transaction will not result in the recognition of gain or loss for federal income tax purposes for the Large Cap Fund, the Rising Dividends Fund, or their shareholders.

Both FVIT, on behalf of the Large Cap Fund, and FMT, on behalf of the Rising Dividends Fund, may terminate or abandon the Plan at any time before or after the approval of the Plan by the shareholders of the Large Cap Fund.

Following the Closing Date, any outstanding Large Cap Fund share certificates shall be deemed cancelled.

Who will pay the expenses of the Transaction?

Each Fund will pay 25% of the total cost of the Transaction, and FAS will pay 50% of the total cost.  The total amount of such costs and expenses for the Transaction is estimated to be $176,450.  Thus, each Fund is expected to pay approximately $44,112 in connection with the Transaction.

What should I know about the Rising Dividend Fund Shares?

The Rising Dividends Fund Shares that will be distributed to the Large Cap Fund’s shareholders will have the same legal characteristics as the shares of the Large Cap Fund with respect to such matters as voting rights, assessability, conversion rights, and transferability.  After the Transaction, shareholders of the Large Cap Fund whose shares are represented by outstanding share certificates will not receive certificates for the Rising Dividends Fund Shares, and all outstanding Large Cap Fund share certificates will be cancelled.  Evidence of share ownership of the Rising Dividends Fund will be reflected electronically in the books and records of the Rising Dividends Fund.

What are the capitalizations of the Funds and what might the Rising Dividends Fund’s capitalization be after the Transaction?

The following table sets forth as of December 17, 2015 the capitalizations of the Large Cap Fund and the Rising Dividends Fund. The table also shows the projected capitalization of the Rising Dividends Fund as adjusted to give effect to the proposed Transaction.  The capitalization of the Rising Dividends Fund and its classes is likely to be different when the Transaction is actually consummated.

	Large Cap Fund (Unaudited)	Rising Dividends Fund (Unaudited)	Pro Forma Adjustments to Capitalization[1] (Unaudited)	Rising Dividends Fund – Pro Forma[2] (Unaudited)
Net assets (all classes)	$195,278,540	$15,900,595,918	$(88,224)	$16,095,786,234
Total shares outstanding (all classes)	12,521,677	336,320,478	(8,391,137)	340,451,018
Class A net assets	$142,722,550	$10,646,205,236	$(61,775)	$10,788,866,011
Class A shares outstanding	9,134,147	224,517,142	(6,124,280)	227,527,008
Class A NAV per share	$15.63	$47.42	$ –	$47.42

Class C net assets	$34,553,957	$2,719,974,784	$ (15,351)	$2,754,513,390
Class C shares outstanding	2,227,782	58,282,527	(1,487,373)	59,022,935
Class C NAV per share	$15.51	$46.67	$ –	$46.67

Class R net assets	$4,128,716	$243,543,979	$ (1,608)	$247,671,087
Class R shares outstanding	265,911	5,150,340	(178,599)	5,237,652
Class R NAV per share	$15.53	$47.29	$ –	$47.29

Class R6 net assets	$7,512,203	$566,001,095	$(3,267)	$573,510,031
Class R6 shares outstanding	484,356	11,953,474	(325,705)	12,112,126
Class R6 NAV per share	$15.51	$47.35	$ –	$47.35

Advisor Class net assets	$6,361,114	$1,724,870,823	$(6,222)	$1,731,225,715
Advisor Class shares outstanding	409,482	36,416,995	(275,180)	36,551,297
Advisor Class NAV per share	$15.53	$47.36	$ –	$47.36

1.      Adjustments reflect the costs of the Transaction incurred by the Funds.

2.      Numbers are projected after the Transaction.

At the closing of the Transaction, shareholders of the Large Cap Fund will receive the Rising Dividends Fund Shares based on the relative NAV of the Funds as of 1:00 p.m., Pacific time, on the Closing Date.

COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS

This section describes and compares the key differences between the investment goals, principal investment strategies and fundamental policies of the Funds, as well as the principal risks associated with such goals and strategies.  The investment goals and certain investment policies of each Fund are fundamental, which means that they cannot be changed without the 1940 Act Majority Vote of that Fund’s outstanding shares.  Unless otherwise noted, the investment strategies of each Fund are non-fundamental and may be changed without shareholder approval.  For a complete description of the Rising Dividends Fund’s investment strategies and risks, you should read the Rising Dividends Fund Prospectus, which accompanies this Prospectus/Proxy Statement, and the Rising Dividends Fund SAI, which is available upon request.

How do the investment goals, strategies, policies and risks of the Funds compare?

Investment Goals.

The investment goal for both Funds is long-term capital appreciation.  For the Rising Dividends Fund, preservation of capital, while not a goal, is also an important consideration.

Principal Investment Strategies.

The following is a comparison of the Funds’ principal investment strategies, which are non-fundamental (i.e., they may be changed without shareholder approval):

Large Cap Fund	Rising Dividends Fund

Large-Capitalization Companies.  Under normal market conditions, the Large Cap Fund invests at least 80% of its net assets in investments of large-capitalization companies.

For the Large Cap Fund, large-capitalization companies are those with market capitalizations (share price times the number of common stock shares outstanding) that are similar in size to those in the Russell 1000® Index at the time of purchase.  As of the most recently available reconstitution, the market capitalizations of companies in the Russell 1000® Index ranged from approximately $2.4 billion to $750.5 billion.

Dividend-Oriented Companies.  Under normal market conditions, the Rising Dividends Fund invests at least 80% of its net assets in investments of companies that have paid consistently rising dividends.  Companies that have paid consistently rising dividends include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years.

Under normal market conditions, the Rising Dividends Fund invests at least 65% of its net assets in securities of companies that have: (i) consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time; (ii) increased dividends substantially (at least 100%) over the last 10 years; (iii) reinvested earnings, paying out less than 65% of current earnings in dividends (except for utility companies); (iv) either long-term debt that is no more than 50% of total capitalization (except for utility companies) or senior debt that has been rated investment grade by at least one of the major bond rating organizations; and (v) attractive prices, either: (a) in the lower half of the stock’s price/earnings ratio range for the past 10 years; or (b) less than the price/earnings ratio of the Standard & Poor’s® 500 Stock Index (this criterion applies only at the time of purchase).

All-Capitalization Companies.  The Rising Dividends Fund may invest in companies of any size, across the entire market spectrum (although as of December 31, 2015, like the Large Cap Fund, substantially all of the Rising Dividends Fund’s portfolio was comprised of companies similar in size to those in the Russell 1000® Index).

Investing Style.  The Large Cap Fund generally invests in equity securities that the Fund’s Investment Manager believes are undervalued at the time of purchase and have the potential for capital appreciation.  A stock price is undervalued, or is a “value,” when it trades at less than the price at which the Investment Manager believes it would trade if the market reflected all factors relating to the company’s worth.

Undervalued companies include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks or adverse events or cyclical downturns or that pay be considered potential takeover targets.

Investing Style.  The Investment Manager looks for companies that it believes meet the criteria listed under “Dividend-Oriented Companies” above and are fundamentally sound and attempts to acquire them at attractive prices.  In following these criteria, the Rising Dividends Fund does not necessarily focus on companies whose securities pay a high dividend rate but rather on companies that consistently increase their dividends.

Common Stocks. The Large Cap Fund invests predominantly in common stocks.	Common Stocks. The Rising Dividends Fund invests predominantly in equity securities, primarily common stock.
Convertible Securities. The Large Cap Fund may invest in convertible securities without regard to the ratings assigned by the rating services.	Convertible Securities. The Rising Dividends Fund may invest in convertible securities.
Foreign Securities. The Large Cap Fund may invest up to 25% of its total assets in foreign securities.	Foreign Securities. The Rising Dividends Fund may invest up to 25% of its total assets in foreign securities.

How do the fundamental investment policies of the Funds differ?

The fundamental investment policies of the Large Cap Fund and the Rising Dividends Fund regarding borrowing money, acting as an underwriter, making loans, purchasing or selling real estate or physical commodities, issuing senior securities, concentrating in an industry, and diversifying among issuers are the same.

What are the principal risk factors associated with investments in the Funds?

Like all investments, an investment in a Fund involves risk.  There is no assurance that any mutual fund will meet its investment goals.  The achievement of the Funds’ investment goals depends upon market conditions, generally, and on the Investment Manager’s analytical and portfolio management skills.  For more information about the principal risk factors associated with investments in the Funds, see the Funds’ prospectuses under the heading “Fund Details – Principal Risks” and each Fund’s SAI under the heading “Goals, Strategies and Risks.”

Below are the principal investment risks of each Fund.

Principal Risks Common to Both Funds:

Market.  The market values of securities or other investments owned by a Fund will go up or down, sometimes rapidly or unpredictably.  The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer.  This is a basic risk associated with all securities.  When there are more sellers than buyers, prices tend to fall.  Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities.  A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by a Fund.

Foreign Securities.  Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility.  Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management.  A Fund is subject to management risk because it is an actively managed investment portfolio.  The Investment Manager applies investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these decisions will produce the desired results.

Additional Principal Investment Risk to which the Large Cap Fund is Subject:

Value Style Investing. A value stock may not increase in price as anticipated by the Investment Manager if other investors fail to recognize the company’s value and bid up the price, the markets favor faster-growing companies, or the factors that the Investment Manager believes will increase the price of the security do not occur.

Cyclical stocks in which the Fund may invest tend to lose value more quickly in periods of anticipated economic downturns than non-cyclical stocks. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Additional Principal Investment Risks to which the Rising Dividends Fund is Subject:

Investing Style.  The Investment Manager’s investment selection process focuses on growth oriented companies and incorporates value oriented analysis. Such a strategy results in investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues and can fall dramatically if the company fails to meet those projections. With respect to value stocks, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the Investment Manager or may decline even further.

Dividend-Oriented Companies. Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the issuer’s stock and less available income for the Fund.

Smaller and Midsize Companies. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Focus. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

The following is a general summary of some of the important U.S. federal income tax consequences of the Transaction and is based upon the current provisions of the Internal Revenue Code (the “Code”), existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

The Transaction is intended to qualify as a tax-free reorganization pursuant to Section 368(a) of the Code.  The principal federal income tax consequences that are expected to result from the Transaction are as follows:

•      no gain or loss will be recognized by the Large Cap Fund or the Rising Dividends Fund as a direct result of the Transaction;

•      the basis of the assets of the Large Cap Fund received by the Rising Dividends Fund will be the same as the basis of these assets in the hands of the Large Cap Fund immediately prior to the exchange;

•      the holding period of the assets of the Large Cap Fund received by the Rising Dividends Fund will include the period during which such assets were held by the Large Cap Fund;

•      the aggregate tax basis of the shares of the Rising Dividends Fund to be received by a shareholder of the Large Cap Fund as part of the Transaction will be the same as the shareholder’s aggregate tax basis of the shares of the Large Cap Fund; and

•      the holding period of the shares of the Rising Dividends Fund received by a shareholder of the Large Cap Fund as part of the Transaction will include the period that a shareholder held the shares of the Large Cap Fund (provided that such shares of the Large Cap Fund are capital assets in the hands of such shareholder as of the closing).

Neither of the Funds has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Transaction.  As a condition to closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the Large Cap Fund and the Rising Dividends Fund as to the foregoing federal income tax consequences of the Transaction, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of each Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion.  Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Transaction on the Large Cap Fund, the Rising Dividends Fund, or any Large Cap Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  A copy of the opinion will be filed with the SEC and will be available for public inspection.  See “INFORMATION ABOUT THE FUNDS.”

Opinions of counsel are not binding upon the IRS or the courts.  If the Transaction were consummated but the IRS or the courts were to determine that the Transaction did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Large Cap Fund would recognize gain or loss on the transfer of its assets to the Rising Dividends Fund, and each shareholder of the Large Cap Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Large Cap Fund shares and the fair market value of the shares of the Rising Dividends Fund it received.

Final Dividend or Other Distributions.  Immediately prior to the Transaction, the Large Cap Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the Closing Date.

Repositioning of the Large Cap Fund’s Portfolio Assets.  The Investment Manager currently estimates that a small portion of the Large Cap Fund’s portfolio assets may be sold before the closing of the Transaction as part of a portfolio repositioning and separate from normal portfolio turnover.  Such possible sales may depend in part on market conditions and upon the possible need to sell additional portfolio securities to meet redemptions prior to the closing of the Transaction.  These sales may result in the realization of capital gains, reduced by any available capital loss carryovers, which would be distributed to shareholders.  The amount of any capital gains that may be realized and distributed to shareholders will depend upon a variety of factors, including the Large Cap Fund’s net unrealized appreciation in the value of its portfolio assets at that time. Taking into account the Large Cap Fund’s net unrealized appreciation in portfolio assets on a tax basis at October 31, 2015 of $44,185,144.30 ($3.81 per share; 21.42% of NAV) and the lack of capital loss carryovers available as of such date to offset any capital gains realized by the Large Cap Fund, the sale of a small portion of the Large Cap Fund’s portfolio assets prior to the closing of the Transaction is not anticipated to result in any material amounts of capital gains being distributed to shareholders.

Additionally, if the sale of a portion of the Large Cap Fund’s portfolio assets occurs after the closing of the Transaction, the ability of the combined Rising Dividends Fund to fully utilize the Large Cap Fund’s capital loss carryovers, if any as of the closing, to offset the resulting capital gain may be limited as described below, in which case shareholders of the Rising Dividends Fund may receive a greater amount of capital gain distributions than they would have received had the Transaction not occurred.  However, given the relative sizes of the Large Cap Fund ($196 million) and the Rising Dividends Fund ($15.9 billion) as of December 31, 2015, it is not anticipated that the sale of a portion of the former Large Cap Fund’s portfolio assets after the closing of the Transaction should result in any material amounts of capital gains to be distributed to shareholders.  Transaction costs also may be incurred due to the repositioning of the portfolio.  Management believes that these portfolio transaction costs will be immaterial in amount.

General Limitations on Capital Losses.  The tax attributes, including capital loss carryovers, of the Large Cap Fund move to the Rising Dividends Fund in the Transaction.  The Large Cap Fund and the Rising Dividends Fund had no aggregate capital loss carryovers as of October 31, 2015 and September 30, 2015, respectively.  If any capital loss carryovers of the Large Cap Fund and the Rising Dividends Fund exist as of the Closing Date of the Transaction, they will be available to offset future gains recognized by the combined Fund, subject to limitations under the Code.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Fund and its shareholders post-closing.  Under one such limitation, if a Fund has built-in gains at the time of the Transaction that are realized by the combined Fund in the five-year period following the Transaction, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of the other Fund.  It is not anticipated that other limitations on use of a Fund’s capital loss carryovers, if any, would be material, although that depends on the facts at the time of closing of the Transaction.

Appreciation in Value of Investments.  Shareholders of the Large Cap Fund will receive a proportionate share of any taxable income and gains realized by the Rising Dividends Fund and not distributed to its shareholders prior to the Transaction when such income and gains are eventually distributed by the Rising Dividends Fund.  As a result, shareholders of the Large Cap Fund may receive a greater amount of taxable distributions than they would have received had the Transaction not occurred.  In addition, if the Rising Dividends Fund, following the Transaction, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its NAV than the Large Cap Fund, shareholders of the Large Cap Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Transaction had not occurred.  The unrealized appreciation in value of investments as a percentage of its NAV at October 31, 2015 was 21.34% for the Large Cap Fund compared to 20.61% for the Rising Dividends Fund as of September 30, 2015.  As a result, shareholders of the Large Cap Fund may receive a slightly lesser amount of taxable distributions than they would have received had the Transaction not occurred.

You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

INFORMATION ABOUT THE FUNDS

Information about the Funds is included in each Fund’s prospectus.  The Rising Dividends Fund Prospectus (enclosed) and the Large Cap Fund Prospectus are both incorporated by reference into (are considered a part of) this Prospectus/Proxy Statement.  Additional information about the Funds is included in each Fund’s SAI.  The Rising Dividends Fund SAI and the Large Cap Fund SAI are incorporated into the Rising Dividends Fund Prospectus and the Large Cap Fund Prospectus, respectively, and into the SAI dated March 1, 2016 relating to this Prospectus/Proxy Statement, each of which has been filed with the SEC.  The SAI relating to this Prospectus/Proxy Statement is also considered part of this Prospectus/Proxy Statement.  Information about the Funds is also included in each Fund’s Annual Report to Shareholders (for the fiscal year ended October 31, 2015 for the Large Cap Fund and September 30, 2015 for the Rising Dividends Fund).

You may request a free copy of each Fund’s prospectus, SAI, most recent Annual or Semi-Annual Report to Shareholders, the SAI relating to this Prospectus/Proxy Statement, and other information by calling (800) DIAL-BEN or by writing to a Fund at P.O. Box 997151, Sacramento, CA  95899-7151.

FVIT, on behalf of the Large Cap Fund, and FMT, on behalf of the Rising Dividends Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”).  These materials can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. and at certain of the SEC’s regional offices:  SEC Regional Offices: Atlanta – 950 East Paces Ferry NE, Suite 900, Atlanta GA  30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver –1961 Stout Street, Suite 1700, Denver, CO 80294; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles – 444 South Flower Street, Suite 900, Los Angeles, CA 90071; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 200 Vesey Street, Suite 400, New York, NY 10281; Philadelphia – One Penn Center, 1617 JFK Boulevard, Suite 520, Philadelphia, PA 19103; Salt Lake City –351 S. West Temple Street, Suite 6.100, Salt Lake City, UT 84101; and San Francisco – 44 Montgomery Street, Suite 2800, San Francisco, CA 94104.  You can also obtain copies of this information, after paying a duplicating fee at prescribed rates, by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549 or from the SEC’s Internet site at http://www.sec.gov or by electronic request at the following email address:  publicinfo@sec.gov.

FURTHER INFORMATION ABOUT THE FUNDS

The following is a discussion of the organization of the Funds and, where applicable, of FVIT and FMT.  More detailed information about each Fund’s current structure is contained in each Fund’s SAI.

Comparison of Capital Structure.  The Large Cap Fund is a diversified series of FVIT, which was originally organized as a Massachusetts business trust on September 11, 1989, was reorganized as a Delaware statutory trust on November 2, 2015, and is registered with the SEC.  The Rising Dividends Fund is a diversified series of FMT, which was originally organized as a Massachusetts business trust on July 15, 1986, was reorganized as a Delaware statutory trust on October 26, 1999, and is registered with the SEC.

The authorized number of shares of each Fund is unlimited, each without par value, and each Fund may issue fractional shares.  Shares of each Fund are fully paid and nonassessable and have no preference, preemptive or subscription rights.  The Large Cap Fund and the Rising Dividends Fund shareholders have no appraisal rights.

Comparison of Voting Rights.  Shares of each class represent proportionate interests in a Fund’s assets.  On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by state or by federal law.  In addition, in the case of the Large Cap Fund, shares of each class of the Large Cap Fund have the same voting and other rights and preferences as the other classes and funds of FVIT for matters that affect FVIT as a whole.  The Rising Dividends Fund currently is the sole series of FMT.  For each Fund, each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share carries a proportionate fractional vote.  Shareholders of the Funds are not entitled to cumulative voting rights in the election of trustees, and this gives holders of more than 50% of the respective voting shares of FVIT and FMT the ability to elect all of the members of the board.  If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

Proposals Subject to Shareholder Approval.  The 1940 Act provides that shareholders of the Funds have the power to vote with respect to certain matters; specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment management agreements and certain amendments to plans of distribution, and amendments to goals or policies deemed to be fundamental.  In addition, shareholders of each Fund are granted the power to vote on certain matters by the laws governing Delaware statutory trusts and by FVIT’s and FMT’s Agreements and Declarations of Trust (each a “Trust Instrument” and collectively, the “Trust Instruments”).  For example, the Trust Instruments and bylaws give shareholders the power to vote only on (i) such matters as required by the Trust Instrument, the bylaws, the 1940 Act, other applicable law, and any registration statement filed with the SEC, the registration of which is effective; and (ii) on such other matters as the Board may consider necessary or desirable.

Quorum and Vote Required to Approve a Proposal.  Quorum for a meeting of shareholders of a Fund is generally forty percent (40%) of the shares entitled to vote which are present in person or by proxy.  Under each Fund’s Trust Instrument, to the extent a larger vote is not required by applicable law, a majority of the votes cast at a meeting at which a quorum is present generally shall decide any questions, with the exception that Trustees are elected by not less than a plurality of the votes cast at such a meeting.

Setting a Record Date.  Each Fund’s Trust Instrument establishes the maximum number of days prior to a shareholders’ meeting, including any adjournment thereof, during which a record date may be set by the Board.  The maximum number of days is 120 for both Funds.

Legal Structures.  Mutual funds formed under the Delaware Statutory Trust Act, such as the Trusts, are granted a significant amount of operational flexibility with respect to features, rights and obligations of the statutory trust and its trustees and shareholders in their organizational instruments.  Mutual funds organized as Delaware statutory trusts have benefited from this flexibility to streamline their operations and minimize expenses.  For example, mutual funds organized as Delaware statutory trusts are not required to hold annual shareholders’ meetings if meetings are not otherwise required by the federal securities laws or their declarations of trust or bylaws, and such funds may create new classes or series of shares without having to obtain the approval of shareholders.  In addition, a fund may provide in its governing documents that certain fund transactions, such as certain mergers, reorganizations and liquidations, may go forward with only trustee approval and not a shareholder vote; such funds are still subject, however, to the voting requirements of the 1940 Act.

Limited Liability for Shareholders.  Under the Delaware Statutory Trust Act, shareholders of the Funds are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under the Delaware General Corporation Law.

Boards of Trustees.  Pursuant to the Delaware Statutory Trust Act and the Trust Instrument, the responsibility for the general oversight of each Fund is vested in its Board, which, among other things, is empowered by the Trust Instrument to elect officers and provide for the compensation of agents, consultants and other professionals to assist and advise in management of the Funds.  Pursuant to each Fund’s Trust Instrument, no Trustee shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, except for an act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Inspection Rights.  Each Fund provides shareholders certain inspection rights of its books and records, to at least the extent required by applicable law.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

A 1940 Act Majority Vote, as defined herein, of the outstanding shares of the Large Cap Fund is required to approve the Plan.  Each Large Cap Fund shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share, of the Large Cap Fund held at the close of business on the Record Date.  If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.

Forty percent (40%) of the Large Cap Fund’s outstanding shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting.  Under relevant state law and the Large Cap Fund’s Trust Instrument, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will not be treated as votes cast at such Meeting.  Thus, under the Trust Instrument, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present, but will have the same effect as a vote against the Plan.  However, it is the Trust’s understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting with respect to the Large Cap Fund, there are unlikely to be any “broker non-votes” at the Meeting.

How do I ensure my vote is accurately recorded?

You may vote in one of four ways:

•   By mail, with the enclosed proxy card;

•   In person at the Meeting;

•   By telephone (as permitted); or

•   Through the Internet (as permitted).

A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you want to vote on important issues relating to the Large Cap Fund.  If you simply sign, date and return the proxy card but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.  If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Large Cap Fund expressly revoking your proxy, by signing and forwarding to the Large Cap Fund a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

The FVIT Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement.  The FVIT Board is not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

Shareholders of record of the Large Cap Fund on the Record Date will be entitled to vote at the Meeting.  The following table shows the number of outstanding shares of each class of the Large Cap Fund as of the Record Date:

Class	Shares Outstanding
Class A	9,039,438.461
Class C	2,221,756.015
Class R	255,545.943
Class R6	481,912.625
Advisor Class	412,631.274
Total	12,411,284.318

How will proxies be solicited?

Boston Financial Data Services, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $32,400.  FVIT, on behalf of the Large Cap Fund, expects that the solicitation will be primarily by mail.  As the date of the Meeting approaches, however, certain Large Cap Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Large Cap Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  FVIT believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Prospectus/Proxy Statement.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Prospectus/Proxy Statement.  The Solicitor representative will record the shareholder’s instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or over the Internet, the shareholder may submit the proxy card originally sent with this Prospectus/Proxy Statement or attend in person.

FVIT, on behalf of the Large Cap Fund, will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record.  FVIT, on behalf of the Large Cap Fund, may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition, certain officers and representatives of FVIT or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

FVIT, on behalf of the Large Cap Fund, expects that, before the Meeting, broker-dealer firms holding shares of the Large Cap Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Large Cap Fund understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Are there dissenters’ rights?

If the Transaction is approved at the Meeting, shareholders of the Large Cap Fund will not have the right to dissent and obtain payment of the fair value of their shares because the Large Cap Fund’s Trust Instrument provides that no shareholder is entitled, as a matter of right, to relief as a dissenting shareholder in respect of any proposal or action involving the Large Cap Fund.  Shareholders of the Large Cap Fund, however, will be able to redeem or exchange shares of the Large Cap Fund at NAV (subject to any applicable CDSC) until the Closing Date of the Transaction.  After the Closing Date, shareholders may redeem the Rising Dividends Fund Shares or exchange them for shares of certain other funds in Franklin Templeton Investments.  Redemptions are subject to the terms and conditions in the prospectus of the respective Fund.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and trustees of FVIT, as a group, owned of record and beneficially 29.87% of the Advisor Class, and less than 1% of the outstanding shares of the other classes of the Large Cap Fund, and the officers and trustees of FMT, as a group, owned of record and beneficially 1.50% of the Advisor Class, and less than 1% of the outstanding shares of the other classes of the Rising Dividends Fund.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.  To the knowledge of the Funds, no other person owned (beneficially or of record) 5% or more of the outstanding shares of any class of either Fund as of the Record Date, except as listed in Exhibit B to this Prospectus/Proxy Statement.  Upon completion of the Transaction, it is not expected that those persons disclosed in Exhibit B as owning 5% or more of the Large Cap Fund’s outstanding Class A, Class C, Class R, Class R6 or Advisor Class shares will own in excess of 5% of the then outstanding shares of the corresponding class of the Rising Dividends Fund.

SHAREHOLDER PROPOSALS

Neither the Large Cap Fund nor the Rising Dividends Fund is required to hold, and neither intends to hold, regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in the Large Cap Fund’s proxy statement for the next meeting of shareholders (if any) should send a written proposal to FVIT’s offices at One Franklin Parkway, San Mateo, California  94403-1906, Attention:  Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Large Cap Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Large Cap Fund’s proxy statement or presented at the meeting.

ADJOURNMENT

The holders of a majority of the shares present (in person or by proxy) and entitled to vote with respect to the Large Cap Fund at the Meeting, whether or not a quorum is present, or the chairperson of the FVIT Board, the president of FVIT (in the absence of the chairperson of the FVIT Board), or any vice president or other authorized officer of FVIT (in the absence of the president) may adjourn the Meeting.  Such authority to adjourn the Meeting may be used for any reason whatsoever, including to allow time for further solicitation of proxies.  Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Large Cap Fund on questions of adjournment.  If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed or unless the adjournment is for more than sixty days after the date of the original meeting.

By Order of the Board of Trustees of FVIT,

Steven J. Gray

Secretary

March 1, 2016

GLOSSARY

Useful Terms and Definitions

1940 Act — The Investment Company Act of 1940, as amended.

1940 Act Majority Vote — The affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Large Cap Fund, or (ii) 67% or more of the outstanding shares of the Large Cap Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Large Cap Fund are present or represented by proxy.

CDSC — Contingent deferred sales charge.

Distributors — Franklin Templeton Distributors, Inc., the principal underwriter for the Funds, One Franklin Parkway, San Mateo, CA 94403-1906.

FAS — Franklin Advisory Services, LLC, the investment manager for each Fund, 55 Challenger Road, Suite 501, Ridgefield Park, New Jersey 07660.

FMT — Franklin Managed Trust, the registered investment company of which the Rising Dividends Fund is a series, One Franklin Parkway, San Mateo, CA 94403-1906.

FVIT — Franklin Value Investors Trust, the registered investment company of which the Large Cap Fund is a series, One Franklin Parkway, San Mateo, CA 94403-1906.

FRI — Franklin Resources, Inc., One Franklin Parkway, San Mateo, CA 94403-1906.

FT Services — Franklin Templeton Services, LLC, the administrator for each Fund.  FT Services is an indirect, wholly owned subsidiary of FRI and is an affiliate to each Fund’s investment manager and principal underwriter.

Independent Trustees — The Trustees who are not “interested persons” of a Fund, as such term is defined in the 1940 Act.

IRS—U.S. Internal Revenue Service.

Meeting — The Special Meeting of Shareholders of the Large Cap Fund concerning approval of the Plan.

Net Asset Value (NAV) — The net asset value of a mutual fund is determined by deducting a fund’s liabilities from the total assets of the portfolio.  The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Plan — The Agreement and Plan of Reorganization adopted by FVIT, on behalf of the Large Cap Fund, and FMT, on behalf of the Rising Dividends Fund.

Record Date — January 20, 2016 – The date selected for determining which shareholders of record of the Large Cap Fund will be entitled to vote on the Transaction.

SAI — Statement of Additional Information, a document that supplements information found in a mutual fund’s prospectus.

SEC — U.S. Securities and Exchange Commission.

Transaction — The proposed transaction contemplated by the Plan.

U.S. — The United States of America.

EXHIBITS TO THE PROSPECTUS/PROXY STATEMENT

Exhibit

A.  Form of Agreement and Plan of Reorganization

B.  Principal Holders of Securities

Exhibit A

Form of
Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made as of this 29th day of April, 2016, by and between Franklin Managed Trust (“FMT”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Franklin Parkway, San Mateo, CA 94403, on behalf of its series, Franklin Rising Dividends Fund (the “Acquiring Fund”), and Franklin Value Investors Trust (“FVIT”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Franklin Parkway, San Mateo, CA 94403, on behalf of its series, Franklin Large Cap Value Fund (the “Target Fund”).  Franklin Advisory Services, LLC (“FAS”), a Delaware limited liability company, investment manager to the Acquiring Fund and the Target Fund, joins this Plan solely for purposes of Section 7.

PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by FMT, on behalf of the Acquiring Fund, of substantially all of the property, assets and goodwill of the Target Fund in exchange solely for full and fractional Class A, Class C, Class R, Class R6 and Advisor Class shares of beneficial interest, with no par value, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the distribution of Acquiring Fund Shares to the holders of Class A, Class C, Class R, Class R6 and Advisor Class shares of beneficial interest, with no par value, of the Target Fund (the “Target Fund Shares”), respectively, according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as is practicable after the closing (as described in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of the Plan hereinafter set forth.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

1.         Sale and Transfer of Assets, Liquidation and Dissolution of the Target Fund.

(a)       Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of the delivery by the Acquiring Fund of the number of Acquiring Fund Shares hereinafter provided, FVIT, on behalf of the Target Fund, agrees that, at the time of Closing, it will convey, transfer and deliver to the Acquiring Fund all of the Target Fund’s then existing assets, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay 25% of the costs and expenses of carrying out the Reorganization in accordance with Section 7 of the Plan, (including, but not limited to, fees of counsel and accountants, and expenses of the Target Fund’s liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the Target Fund’s books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing Date (as such term is defined in Section 3), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to the Closing Date and through the final taxable year ending with the Target Fund’s complete liquidation; and (iii) pay such contingent liabilities, if any, as the officers of FVIT shall reasonably deem to exist against the Target Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Target Fund’s books (such assets hereinafter “Net Assets”).  FMT, on behalf of the Acquiring Fund, shall not assume any liability of the Target Fund, whether accrued or contingent, known or unknown, and the Target Fund shall use its reasonable best efforts to discharge all of its known liabilities so far as may be possible, from the cash, bank deposits and cash equivalent securities described above.

(b)       Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of such sale, conveyance, transfer, and delivery, FMT, on behalf of the Acquiring Fund, agrees at the Closing to deliver to FVIT, on behalf of the Target Fund, the number of Acquiring Fund Shares, determined by dividing the net asset value per share of each Class A, Class C, Class R, Class R6 and Advisor Class shares of the Target Fund by the net asset value per share each of Class A, Class C, Class R, Class R6 and Advisor Class shares of the Acquiring Fund, respectively, and separately multiplying the result thereof by the number of outstanding Class A, Class C, Class R, Class R6 and Advisor Class shares, respectively, of the Target Fund as of 1:00 p.m., Pacific time, on the Closing Date.  The Acquiring Fund Shares delivered to FVIT, on behalf of the Target Fund, at the Closing shall have an aggregate net asset value equal to the value of the Target Fund’s Net Assets, all determined as provided in Section 2 of the Plan and as of the date and time specified herein.

(c)       Immediately following the Closing, FVIT, on behalf of the Target Fund, shall distribute the Acquiring Fund Shares received by FVIT, on behalf of the Target Fund, pursuant to this Section 1 to the Target Fund’s shareholders of record so that each shareholder receives full and fractional Acquiring Fund Shares of the corresponding class of the Acquiring Fund equal in value to the full and fractional shares of the Target Fund held by the shareholder as of 1:00 p.m., Pacific time, on the Closing Date.  Such distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders based on their respective holdings in the Target Fund as of 1:00 p.m., Pacific time, on the Closing Date.  Fractional Acquiring Fund Shares shall be carried to the third decimal place.  As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing Target Fund Shares shall be entitled to surrender the same to the transfer agent for the Acquiring Fund in exchange for the number of Acquiring Fund Shares of the same class into which the Target Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted.  Until so surrendered, each outstanding certificate, if any, which, prior to the Closing, represented Target Fund Shares shall be deemed for all Acquiring Fund purposes to evidence ownership of the number of Acquiring Fund Shares into which the Target Fund Shares (which prior to the Closing were represented thereby) have been converted.  Certificates for the Acquiring Fund Shares shall not be issued.  After the distribution, the Target Fund shall be dissolved.

(d)       At the Closing, each shareholder of record of the Target Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 6(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such Distribution Record Date.

(e)       All books and records relating to the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the date of the Plan, and shall be turned over to the Acquiring Fund on or prior to the Closing.

2.         Valuation.

(a)       The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall in each case be computed as of 1:00 p.m., Pacific time, on the Closing Date, unless on such date: (i) the New York Stock Exchange (“NYSE”) is not open for unrestricted trading; or (ii) the reporting of trading on the NYSE or other relevant market is disrupted; or (iii) any other extraordinary financial event or market condition occurs (each of the events described in (i), (ii) or (iii) are referred to as a “Market Disruption”).  The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets shall be computed in accordance with the valuation procedures set forth in the most recent respective prospectus of the Acquiring Fund and the Target Fund, as amended or supplemented.

(b)       In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value per share of the Acquiring Fund Shares or Target Fund Shares or the value of the Target Fund’s Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

(c)       All computations of value regarding the net asset value per share of the Acquiring Fund Shares and Target Fund Shares and the value of the Target Fund’s Net Assets shall be made by the administrator to the Acquiring Fund and Target Fund.

3.         Closing and Closing Date.

The Closing shall take place at the principal office of FMT at 1:00 p.m., Pacific time, on May 20, 2016 or such later date as the officers of FMT and FVIT may mutually agree (the “Closing Date”).  FVIT, on behalf of the Target Fund, shall have provided for delivery as of the Closing those Net Assets to be transferred to the account of the Acquiring Fund’s custodian, The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286.  FVIT, on behalf of the Target Fund, shall deliver at the Closing a list of names and addresses of the holders of record of each class of the Target Fund and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, as of 1:00 p.m., Pacific time, on the Closing Date.  FMT, on behalf of the Acquiring Fund, shall provide evidence that such Acquiring Fund Shares have been registered in an account on the books of Acquiring Fund in such manner as the officers of FVIT may reasonably request.

4.         Representations and Warranties.

4.1.      FMT, on behalf of the Acquiring Fund, represents and warrants that:

(a)       The Acquiring Fund is a series of FMT, which was originally organized as a Massachusetts business trust on July 15, 1986, and was reorganized as a Delaware statutory trust effective on October 26, 1999.  FMT is validly existing under the laws of the State of Delaware.  FMT is duly registered under the 1940 Act as an open-end management investment company and the Acquiring Fund’s shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b)       FMT is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund.  Each outstanding share of the Acquiring Fund is fully paid, non-assessable, and has full voting rights, and each Acquiring Fund Share when issued pursuant to and in accordance with the Plan, will be fully paid, non-assessable, and will have full voting rights.  The Acquiring Fund currently is divided into five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class shares of beneficial interest, which represent Acquiring Fund Shares.  An unlimited number of shares of beneficial interest of the Acquiring Fund has been allocated and designated to each class of the Acquiring Fund.

(c)       FMT, on behalf of the Acquiring Fund, is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended, or By-laws, as amended, or any contract or any other commitment or obligation and is not subject to any order or decree, that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FMT, on behalf of the Acquiring Fund, of the transactions contemplated by the Plan, except for the registration of Acquiring Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

(d)       The financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2015, audited by Tait, Weller & Baker LLP, and any interim unaudited financial statements, fairly present the financial position of the Acquiring Fund as of their respective dates and the results of the Acquiring Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(e)       The books and records of the Acquiring Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Acquiring Fund.

(f)        FMT has elected to treat the Acquiring Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and intends to continue to qualify as a RIC after the Closing Date.  Consummation of the transactions contemplated by the Plan will not cause the Acquiring Fund to fail to be qualified as a RIC as of the Closing Date.

(g)       The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses.

(h)       The Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.1(d) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(i)        There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(j)        The registration statement on Form N-14 referred to in Section 5.1(a) hereof (the “Registration Statement”), including any prospectus or statement of additional information contained or incorporated therein by reference and any supplements or amendments thereto, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the special meeting of the Target Fund’s shareholders (the “Special Meeting”) and on the Closing Date:  (i) comply, as amended, in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading, provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

(k)       Since September 30, 2015, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business.

(l)        On the Closing Date, all material Returns (as defined below) of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To FMT’s knowledge, no such Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquiring Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.  As used in this Plan, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax.  “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(m)      All information to be furnished by FMT, on behalf of the Acquiring Fund, for use in preparing any registration statement (including the Registration Statement), proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereto.

(n)       The Acquiring Fund has no outstanding options, warrants, pre-emptive rights or other rights to subscribe for or purchase Acquiring Fund Shares, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

(o)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by FMT, on behalf of the Acquiring Fund, of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(p)       There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against FMT, on behalf of the Acquiring Fund.  FMT, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(q)       The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of FMT’s Board of Trustees.

(r)        The Acquiring Fund is not under jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.2.      FVIT, on behalf of the Target Fund, represents and warrants that:

(a)       The Target Fund is a series of FVIT, which was originally organized as a Massachusetts business trust on September 11, 1989, and was reorganized as a Delaware statutory trust effective on November 2, 2015.  FVIT is validly existing under the laws of the State of Delaware.  FVIT is duly registered under the 1940 Act as an open‑end management investment company and the Target Fund’s shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b)       FVIT is authorized to issue an unlimited number of shares of beneficial interest, without par value of the Target Fund.  Each outstanding share of the Target Fund is fully paid, non-assessable, and has full voting rights.  The Target Fund currently is divided into five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class shares of beneficial interest, which represent Target Fund Shares. An unlimited number of shares of beneficial interest of the Target Fund has been allocated and designated to each class of the Target Fund.

(c)       FVIT, on behalf of the Target Fund, is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended, or By-laws, as amended, or any contract or any other commitment or obligation and is not subject to any order or decree that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FVIT, on behalf of the Target Fund, of the transactions contemplated by the Plan.  FVIT, on behalf of the Target Fund, has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the Plan) which will not be terminated by it in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due from or payable by it.

(d)       The financial statements appearing in the Target Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2015, audited by PricewaterhouseCoopers LLP, and any interim unaudited financial statements, fairly present the financial position of the Target Fund as of their respective dates and the results of the Target Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(e)       The books and records of the Target Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Target Fund.

(f)        FVIT has elected to treat the Target Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code.  The Target Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date.  Consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.  The Target Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply.

(g)       The Target Fund does not have any unamortized or unpaid organizational fees or expenses.

(h)       The Target Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.2(d) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(i)        There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(j)        The Registration Statement, including any prospectus or statement of additional information contained or incorporated therein by reference and any supplements or amendments thereto, insofar as it relates to the Target Fund, will, from the effective date of the Registration Statement through the date of the Special Meeting and on the Closing Date:  (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading, provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(k)       Since October 31, 2015, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business.

(l)        On the Closing Date, all material Returns of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To FVIT’s knowledge, no such Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.

(m)      All information to be furnished by FVIT, on behalf of the Target Fund, for use in preparing any registration statement (including the Registration Statement), proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereto.

(n)       The Target Fund has no outstanding options, warrants, pre-emptive rights  or other rights to subscribe for or purchase Target Fund Shares except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end managed investment company operating under the 1940 Act.

(o)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by FVIT, on behalf of the Target Fund, of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(p)       There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against FVIT, on behalf of the Target Fund.  FVIT, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Fund’s business or its ability to consummate the transactions herein contemplated.

(q)       The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of the FVIT’s Board of Trustees, subject to approval of the Target Fund’s shareholders.

(r)        The Target Fund is not under jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(s)        At the Closing, the Target Fund will have good and marketable title to all of the securities and other assets transferred pursuant to Section 1 above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(t)        FVIT, on behalf of the Target Fund, will declare and pay or cause to be paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

5.         Covenants of FMT, on behalf of the Acquiring Fund, and Covenants of FVIT, on behalf of the Target Fund.

5.1.      FMT, on behalf of the Acquiring Fund:

(a)       Shall file the Registration Statement with the Securities and Exchange Commission (“SEC”) and use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable.

(b)       Shall have mailed to each shareholder of record of the Target Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus/Proxy Statement that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations thereunder (the “Prospectus/Proxy Statement”).

(c)       Covenants to operate the Acquiring Fund’s business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(d)       Subject to the provisions of the Plan, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

5.2.      FVIT, on behalf of the Target Fund:

(a)       Shall provide the Acquiring Fund with information reasonably necessary for the preparation and distribution of the Prospectus/Proxy Statement to be included in the Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the Special Meeting referred to below.

(b)       As of the Closing, shall have called and held the Special Meeting to consider and vote upon the Plan, and FVIT shall have taken all other actions reasonably necessary to obtain approval of the transactions contemplated herein.

(c)       Covenants to operate the Target Fund’s business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(d)       Subject to the provisions of the Plan, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

(e)       Shall file, by the Closing Date, all of the Target Fund’s federal and other Tax Returns required by law to be filed on or before such date and all federal and other Taxes shown as due on said Returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(f)        Shall provide at the Closing:

(1)       A statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund.

(2)       A copy (which may be in electronic form) of the Target Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with FVIT, with respect to each shareholder, and such information as the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Treasury Regulations”) following the Closing for all of the shareholders of record of the Target Fund’s shares as of the close of business on the day of valuation as described in Section 2, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan (the “Target Fund Shareholder Documentation”).

(3)       A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax Returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by the Target Fund after the Closing.

(4)       If requested by the Acquiring Fund, all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

(g)       As promptly as practicable, but in any case within sixty days after the date of Closing, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code.

(h)       Undertakes that it will not acquire Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than Target Fund shareholders.

(i)        Undertakes that, if the Plan is consummated, the Target Fund will liquidate and dissolve.

5.3.      FMT, on behalf of the Acquiring Fund, and FVIT, on behalf of the Target Fund, intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.  FMT, on behalf of the Acquiring Fund, and FVIT, on behalf of the Target Fund, shall not take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

6.         Conditions Precedent to be Fulfilled by FMT, on behalf of the Acquiring Fund, and by FVIT, on behalf of the Target Fund.

The consummation of the Plan hereunder shall be subject to the following respective conditions:

(a)       That (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; and (ii) the other party shall have performed all obligations required by the Plan to be performed by it prior to the Closing.

(b)       That the Registration Statement will have become effective and not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act.  And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either Fund or would prohibit the transactions contemplated hereby.

(c)       That the Plan and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Target Fund at a meeting or any adjournment thereof.

(d)       FVIT, on behalf of the Target Fund, shall have declared and paid or cause to have been paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(e)       That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of the Target Fund or the Acquiring Fund.

(f)        That there shall be delivered to FVIT, on behalf of the Target Fund, an opinion in form and substance satisfactory to FVIT from Stradley Ronon Stevens & Young, LLP, counsel to FMT, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1)       The Acquiring Fund is a series of FMT and that FMT is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(2)       FMT is an open-end management investment company registered as such under the 1940 Act;

(3)       The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of FMT, on behalf of the Acquiring Fund;

(4)       The Plan is the legal, valid and binding obligation of FMT, on behalf of the Acquiring Fund, and is enforceable against FMT, on behalf of the Acquiring Fund, in accordance with its terms;

(5)       FMT, on behalf of the Acquiring Fund, is authorized to issue an unlimited number of shares of beneficial interest, without par value; and

(6)       Acquiring Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid and will be non-assessable by FMT, on behalf of the Acquiring Fund.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of FMT with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FMT.

(g)       That there shall be delivered to FMT, on behalf of the Acquiring Fund, an opinion in form and substance satisfactory to FMT from Stradley Ronon Stevens & Young, LLP, counsel to FVIT, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1)       The Target Fund is a series of FVIT and that FVIT is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(2)       FVIT is an open-end management investment company registered under the 1940 Act;

(3)       The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of FVIT; and

(4)       The Plan is the legal, valid and binding obligation of FVIT, on behalf of the Target Fund, and is enforceable against FVIT, on behalf of the Target Fund, in accordance with its terms.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of FVIT, on behalf of the Target Fund, with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FVIT, on behalf of the Target Fund.

(h)       That there shall be delivered to FVIT, on behalf of the Target Fund, and FMT, on behalf of the Acquiring Fund, an opinion in form and substance satisfactory to it, from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to FMT, on behalf of the Acquiring Fund, and FVIT, on behalf of the Target Fund, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, and the laws of the State of Delaware, and based upon certificates of the officers of FMT, on behalf of the Acquiring Fund, and FVIT, on behalf of the Target Fund, with regard to matters of fact:

(1)       The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund Shares followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2)       No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code;

(3)       No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 1032(a) of the Code;

(4)       No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation pursuant to Section 361(c)(1) of the Code;

(5)       The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Target Fund immediately prior to the Reorganization pursuant to Section 362(b) of the Code;

(6)       The holding periods of the assets of the Target Fund received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

(7)       No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code;

(8)       The aggregate tax basis of the Acquiring Fund Shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(9)       The holding period of the Acquiring Fund Shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will include the holding period of the Target Fund Shares surrendered in exchange therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code;

(10)     The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of Treasury Regulations) the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

No opinion will be expressed as to the effect of the Reorganization on: (i) the Target Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting; and (ii) any Target Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

(i)        That the Acquiring Fund’s Prospectus contained in the Registration Statement with respect to Acquiring Fund Shares to be delivered to Target Fund shareholders in accordance with the Plan shall be effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(j)        That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each holder of the Target Fund Shares.

(k)       The Target Fund will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) the Target Fund Shareholder Documentation, (3) if requested by FMT, on behalf of the Acquiring Fund, all workpapers and supporting statements related to ASC 740-10-25 (formerly, FIN 48) pertaining to the Target Fund, (4) the Tax books and records of the Target Fund for purposes of preparing any Returns required by law to be filed for Tax periods ending after the Closing Date, and (5) a statement of earnings and profits as provided in Section 5.2(g).

7.         Expenses.

The expenses of entering into and carrying out the provisions of the Plan shall be borne as follows: each Fund will pay 25% of the costs of the Reorganization.  FAS, the investment manager for the Target Fund and the Acquiring Fund, will pay 50% of the costs of the Reorganization.

8.         Termination; Postponement; Waiver; Order.

(a)       Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Reorganization abandoned at any time prior (whether before or after approval thereof by the shareholders of the Target Fund) to the Closing, or the Closing may be postponed:

(1)       by mutual consent of FMT, on behalf of the Acquiring Fund, and FVIT, on behalf of the Target Fund;

(2)       by FVIT, on behalf of the Target Fund, if any condition of its obligations set forth in Section 6 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or

(3)       by FMT, on behalf of the Acquiring Fund, if any conditions of its obligations set forth in Section 6 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

(b)       If the transactions contemplated by the Plan have not been consummated by December 31, 2016, the Plan shall automatically terminate on that date, unless a later date is mutually agreed to by officers of FMT and FVIT.

(c)       In the event of termination of the Plan prior to its consummation, pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither FMT, the Acquiring Fund, FVIT, the Target Fund, nor their trustees, officers, or agents or the shareholders of the Target or Acquiring Fund shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 7 hereof.

(d)       At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by FMT, on behalf of the Acquiring Fund, or FVIT, on behalf of the Target Fund, if, in the judgment of their respective officers, such action or waiver will not have a material adverse effect on the benefits intended under the Plan to such Fund’s shareholders.

(e)       The representations and warranties contained in Section 4 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither FMT, the Acquiring Fund, FVIT, the Target Fund, nor any of their respective officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

(f)        If any order of the SEC with respect to the Plan shall be issued prior to the Closing that imposes any term or condition that is determined by action of the Board of Trustees of FVIT to be acceptable, such term or condition shall be binding as if it were a part of the Plan without a vote or approval of the shareholders of the Target Fund; provided that, if such term or condition would result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund, and such term or condition had not been included in the Prospectus/Proxy Statement or other proxy solicitation material furnished to the shareholders of the Target Fund prior to the Special Meeting, the Plan shall not be consummated and shall terminate unless FVIT promptly calls a special meeting of its shareholders at which such condition shall be submitted for approval.

9.         Cooperation and Exchange of Information; Reporting Responsibility.

(a)       FMT and FVIT will provide each other and their respective representatives with such cooperation, assistance, and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes.

(b)       Any reporting responsibility of the Target Fund is and shall remain the responsibility of FVIT, up to and including the Closing Date, and such later date on which the Target Fund is terminated including, without limitation, responsibility for (i) preparing and filing Tax Returns relating to Tax periods ending on or prior to the date of Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local Tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

(c)       After the Closing Date, FVIT, on behalf of the Target Fund, shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by FVIT with respect to the Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

10.       Liability of the Target Fund and the Acquiring Fund.

(a)       FVIT, on behalf of the Target Fund, acknowledges and agrees that all obligations of FMT, on behalf of the Acquiring Fund, under the Plan are binding only with respect to FMT, on behalf of the Acquiring Fund; that any liability of FMT, on behalf of the Acquiring Fund, under the Plan or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund; and that FVIT, on behalf of the Target Fund, shall not seek satisfaction of any such obligation or liability from the shareholders of the Acquiring Fund, the trustees, officers, employees or agents of the Acquiring Fund, or any of them.

(b)       FMT, on behalf of the Acquiring Fund, acknowledges and agrees that all obligations of FVIT, on behalf of the Target Fund, under the Plan are binding only with respect to FVIT, on behalf of the Target Fund; that any liability of FVIT, on behalf of the Target Fund, under the Plan in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Target Fund; and that FMT, on behalf of the Acquiring Fund, shall not seek satisfaction of any such obligation or liability from the shareholders of the Target Fund, the trustees, officers, employees or agents of the Target Fund, or any of them.

11.       Entire Agreement and Amendments.

The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for.  The Plan may be amended only by mutual consent of the parties in writing.  Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.       Counterparts.

The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.       Governing Law.

The Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

14.       Notices.

Any notice, report, or demand required or permitted by any provision of the Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Acquiring Fund, at Franklin Managed Trust, One Franklin Parkway, San Mateo, CA 94403, Attention:  Secretary, or to the Target Fund, at Franklin Value Investors Trust, One Franklin Parkway, San Mateo, CA 94403, Attention: Secretary, as the case may be.

15.       Headings.

The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

[Signature Page Follows]

IN WITNESS WHEREOF, FMT, on behalf of the Acquiring Fund, and FVIT, on behalf of the Target Fund, have caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

FRANKLIN MANAGED TRUST, on behalf of FRANKLIN RISING DIVIDENDS FUND
By:	Name: Title:

FRANKLIN VALUE INVESTORS TRUST, on behalf of FRANKLIN LARGE CAP VALUE FUND
By:	Name: Title:

With respect to Section 7 of the Plan only: FRANKLIN ADVISORY SERVICES, LLC
By:	Name: Title:

Exhibit B

Principal Holders of Securities

Name and Address		Amount of Shares Owned	Percentage (%) of Class
Franklin Large Cap Value Fund
Class A	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	1,288,300.131	14.247
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	1,047,759.904	11.587
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	713,584.462	7.891
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	702,272.456	7.766
	MERRILL LYNCH PIERCE FENNER & SMITH ITS CUSTOMERS ATTN FUND ADMINISTRATION 97GH5 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	487,311.444	5.389
Class C	MORGAN STANLEY SMITH BARNEY ATTN MUTUAL FUND OPERATIONS 2 HARBORSIDE FINANCIAL CTR FL 3 JERSEY CITY NJ 07311-1114	137,896.484	6.213
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	211,358.858	9.523
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 B-1	160,642.317	7.238
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	230,589.709	10.389
	JP MORGAN CLEARING CORP OMNIBUS ACCOUNT FBO EXCLUSIVE BENEFIT OF CUSTOMERS MUTUAL FUND DEPT 3 CHASE METROTECH CTR FL 3 BROOKLYN NY 11245-0001	118,626.550	5.344
	MERRILL LYNCH PIERCE FENNER & SMITH OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	170,462.771	7.680
Class R	PIMS PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE CUST PL 007 403 B 7 TAX DEFERRED MUTUAL C O PARADIGM EWUITIES INC 1216 KENDALE BLVD EAST LANSING MI 48823-2503	109,871.659	42.992
Class R6	MERRILL LYNCH PIERCE FENNER & SMITH ITS CUSTOMERS ATTN FUND ADMINISTRATION 97GH5 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	481,912.625	100
Advisor Class	MORGAN STANLEY SMITH BARNEY ATTN MUTUAL FUND OPERATIONS 2 HARBORSIDE FINANCIAL CTR FL 3 JERSEY CITY NJ 07311	34,967.870	8.502
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	28,524.865	6.936
	WILLIAM J LIPPMAN 1500 PALISADE AVE APT 23F FORT LEE NJ 07024-5353	36,699.339	8.923
	MARYELLIE K JOHNSON DEC TR RUPERT H JOHNSON JR TRSTE DTD 12/28/06 37 NEW PLACE RD HILLSBOROUGH CA 94010-6446 B-2	64,582.212	15.703
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	39,033.199	9.491
	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	20,585.753	5.005
	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	57,229.570	13.916

Franklin Rising Dividends Fund
Class A	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	95,167,370.675	42.629
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	16,380,993.95	7.337
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14,451,442.65	6.473
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11,783,236.75	5.278
Class C	MORGAN STANLEY SMITH BARNEY ATTN MUTUAL FUND OPERATIONS 2 HARBORSIDE FINANCIAL CTR FL 3 JERSEY CITY NJ 07311-1114 B-3	4,324,134.677	7.467
	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	4,661,601.835	8.049
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	6,052,294.752	10.451
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,891,921.391	6.720
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7,386,398.168	12.755
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	4,345,117.601	7.503
	MERRILL LYNCH PIERCE FENNER & SMITH ITS CUSTOMERS ATTN FUND ADMINISTRATION 97GH5 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	5,693,987.729	9.832
Class R	VOYA RETIREMENT INSURANCE AND ANNUITY CO FBO SEPARATE ACCOUNT F 1 ORANGE WAY B3N WINDSOR CT 06095-4773	327,259.326	6.538
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR 2ND FL JACKSONVILLE FL 32246-6484 B-4	430,566.625	8.602
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 105 ROSEMONT RD WESTWOOD MA 02090-2318	904,176.006	18.064
	VOYA RETIREMENT INSURANCE AND ANNUITY CO FBO 1 ORANGE WAY B3N WINDSOR CT 06095-4773	643,607.798	12.858
	DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50303	428,057.540	8.552
Class R6	FT CONSERVATIVE ALLOCATION FUND F/T FUND ALLOCATOR C/O FUND ACCOUNTING DEPT 3344 QUALITY DR RANCHO CORDOVA CA 95670-7313	2,022,338.099	16.929
	FT MODERATE ALLOCATION FUND F/T FUND ALLOCATOR C/O FUND ACCOUNTING 3344 QUALITY DR RANCHO CORDOVA CA 95670-7313	4,580,580.966	38.345
	FT GROWTH ALLOCATION FUND F/T FUND ALLOCATOR C/O FUND ACCOUNTING 3344 QUALITY DR RANCHO CORDOVA CA 95670-7313	3,396,850.412	28.436
	MERRILL LYNCH PIERCE FENNER & SMITH FOR SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	1,167,181.001	9.770
Advisor Class	MORGAN STANLEY SMITH BARNEY ATTN MUTUAL FUND OPERATIONS 2 HARBORSIDE FINANCIAL CTR FL 3 JERSEY CITY NJ 07311-1114	2,732,264.262	7.780
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001 B-5	3,141,275.393	8.945
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,376,754.210	6.768
	LPL FINANCIAL A C 1000-0005 OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	1,856,376.367	5.286
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	4,514,660.490	12.855
	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	2,533,871.104	7.215
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	2,224,417.424	6.334
	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	3,273,221.109	9.320

B-6

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE DETACH AT PERFORATION BEFORE MAILING.

PROXY                                                                                                                                                                                    PROXY

FRANKLIN LARGE CAP VALUE FUND

a series of Franklin Value Investors Trust

SPECIAL MEETING OF SHAREHOLDERS

April 29, 2016

The undersigned hereby revokes all previous proxies for his/her shares of the Franklin Large Cap Value Fund (the “Large Cap Fund”) and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Large Cap Fund that the undersigned is entitled to vote at the Large Cap Fund’s Special Meeting of Shareholders (“Meeting”) to be held at One Franklin Parkway, San Mateo, CA at 10:00 a.m. Pacific time, on April 29, 2016, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of Franklin Value Investors Trust, on behalf of the Large Cap Fund.  It will be voted as specified.  If no specification is made, this proxy shall be voted FOR the proposal to approve an agreement and plan of reorganization involving the reorganization of the Large Cap Fund into the Franklin Rising Dividends Fund, a series of Franklin Managed Trust.  If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY.  THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

[VOTE VIA THE INTERNET:

www.franklintempleton.com

VOTE VIA THE TELEPHONE: [1-866-241-6192]

CONTROL NUMBER: 999 9999 9999 999]

Note:  Please sign exactly as your name appears on the proxy.  If signing for estates, trusts or corporations, your title or capacity should be stated.  If shares are held jointly, one or more joint owners should sign personally.

___________________________________

Signature

___________________________________

Signature (if held jointly)

___________________________________

Date

(Please see reverse side)

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

--------------------------------------------------------------------------------------

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

Please mark votes as in this example:  [X]

1.  To approve an agreement and plan of reorganization between the Franklin Large Cap Value Fund, a series of Franklin Value Investors Trust, and Franklin Rising Dividends Fund, a series of Franklin Managed Trust.

FOR ☐	AGAINST ☐	ABSTAIN ☐

IMPORTANT:  PLEASE SIGN AND MAIL IN YOUR PROXY TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

PART B

STATEMENT OF ADDITIONAL INFORMATION

FOR

FRANKLIN RISING DIVIDENDS FUND

Dated March 1, 2016

Acquisition of Substantially All of the Assets of:

FRANKLIN LARGE CAP VALUE FUND

(a series of Franklin Value Investors Trust)

By and in exchange for shares of

FRANKLIN RISING DIVIDENDS FUND

(a series of Franklin Managed Trust)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of substantially all of the assets of the Franklin Large Cap Value Fund (the “Large Cap Fund”), a series of Franklin Value Investors Trust, by and in exchange for Class A, Class C, Class R, Class R6 and Advisor Class shares of the Franklin Rising Dividends Fund (the “Rising Dividends Fund”), a series of Franklin Managed Trust (“FMT”).

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission, is attached hereto and, except as noted below, is incorporated by reference herein (is legally considered to be part of this SAI):

1            Statement of Additional Information of the Large Cap Fund dated March 1, 2016, as supplemented to date (previously filed on EDGAR, Accession No. 0001379491-16-002686).

2            Annual Report of the Large Cap Fund for the fiscal year ended October 31, 2015 (previously filed on EDGAR, Accession No. 0000856119-16-000054).  Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

3            Statement of Additional Information of the Rising Dividends Fund dated February 1, 2016 (previously filed on EDGAR, Accession No. 0001379491-16-002072).

4            Annual Report of the Rising Dividends Fund for the fiscal year ended September 30, 2015 (previously filed on EDGAR, Accession No. 0000805650-15-000021).  Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated March 1, 2016 (the “Prospectus/Proxy Statement”) relating to the above-referenced transaction and the Special Meeting of Shareholders of the Large Cap Fund that will be held on April 29, 2016.  You can request a copy of the Prospectus/Proxy Statement by calling (800) DIAL BEN®/(800) 342-5236) or by writing to Franklin Templeton Investments at P.O. Box 997151, Sacramento, CA  95899-7151.

Pro Forma Financial Information

Pro forma financial information has not been prepared for the reorganization of the Large Cap Fund into the Rising Dividends Fund because the net asset value of the Large Cap Fund ($195,278,540) does not exceed ten percent of the Rising Dividends Fund’s net asset value ($15,900,595,918), as measured on December 17, 2015.

Change in Independent Registered Public Accounting Firm for the Rising Dividends Fund

The Board of Trustees of Franklin Managed Trust (the “FMT Board”) has selected PwC to serve as the Rising Dividends Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2016. The decision to select PwC was recommended by the FMT Board’s Audit Committee and was approved by the FMT Board on December 4, 2015.

The selection of PwC does not reflect any disagreements with or dissatisfaction by FMT, the Rising Dividends Fund or the FMT Board with the performance of the Rising Dividends Fund’s former independent registered public accounting firm, Tait, Weller & Baker LLP (“Tait Weller”).  Tait Weller’s reports on the Rising Dividends Fund’s financial statements for the fiscal years ended September 30, 2015 and September 30, 2014 contained no adverse opinion of disclaimer or opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  During the Rising Dividends Fund’s fiscal years ended September 30, 2015 and September 30, 2014, and through December 4, 2015, (i) there were no disagreements with Tait Weller on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Tait Weller, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Rising Dividends Fund’s financial statements for such years, and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

B-5